AIM Lifetime PlusSM Variable Life Insurance

Glenbrook Life and Annuity Company
300 N. Milwaukee Ave.
Vernon Hills, IL 60061
Telephone (800) 776-6978                           Prospectus dated May 1, 2001

This prospectus describes the AIM Lifetime PlusSMVariable Life Insurance Contract, a modified single premium variable life insurance contract (the "Contract") offered by Glenbrook Life and Annuity Company ("we," "us," or the "Company") for prospective insured persons ages 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page 24. YOU WILL BE TAXED ON ANY LOAN, DISTRIBUTION OR OTHER AMOUNT YOU RECEIVE FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE DISTRIBUTIONS WILL BE SUBJECT TO A 10% ADDITIONAL PENALTY TAX, WITH CERTAIN EXCEPTIONS.

The minimum initial premium payment that the Company will accept is $10,000. Premiums are allocated to Glenbrook Life AIM Variable Life Separate Account A (the "Variable Account"). The Variable Account invests in shares of the portfolios of the AIM Variable Insurance Funds (the "Trust"). The Trust currently has sixteen portfolios (the "Funds") available for investment by the Variable Account. Not all of the Funds may be available for investment under your Contract. You should check with your representative for further information on the availability of the Funds.

There is no guaranteed minimum Account Value for a Contract. Your
Account Value in the Contract will vary up or down to reflect the investment experience of the Funds underlying the sub-accounts of the Variable Account (the "Variable Sub-Accounts") to which you have allocated premiums. You bear the entire investment risk for all amounts so allocated. The Contract continues in effect so long as the Cash Surrender Value is sufficient to pay the monthly charges under the Contract (the "Monthly Deduction Amount").

The Contract provides for an Initial Death Benefit shown on the Contract Data page. The death benefit (the "Death Benefit") payable under a Contract may be greater than the Initial Death Benefit but so long as the Contract continues in effect, will never be less than the Initial Death Benefit if you make no withdrawals. The Account Value will, and under certain circumstances the Death Benefit may, increase or decrease based on the investment experience of the underlying Funds of the Variable Sub-Accounts to which you have allocated premiums. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

It may not be to your advantage to purchase variable life insurance either as a replacement for your current life insurance or if you already own a variable life insurance contract.



          The Securities and Exchange Commission has not approved or disapproved the securities described in this prospectus, nor has it passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.
IMPORTANT
 NOTICES
          The Contracts  may  be  distributed   through   broker-dealers  that
          have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

          The Contracts are not FDIC insured.




                                  1 PROSPECTUS

Table of Contents


                                                                            Page


Overview

Special Terms                                                                  3

Summary                                                                        5

Fees and Expenses                                                              8

The Company                                                                   11

The Variable Account                                                          11

The Funds                                                                     11

    AIM Variable Insurance Funds                                              12

    Investment Advisor for the Funds                                          13

Contract Features

  The Contract                                                                13

    Application for a Contract                                                13

    Premiums                                                                  14

    Allocation of Premiums                                                    14

    Accumulation Unit Values                                                  14

Deductions and Charges                                                        15

   Monthly Deductions                                                         15

     Cost of Insurance Charge                                                 15

     Tax Expense Charge                                                       16

     Administrative Expense Charge                                            16

   Other Deductions                                                           16

      Mortality and Expense Risk Charge                                       16

      Annual Maintenance Fee                                                  16

      Taxes Charged Against the Variable Account                              16

      Charges Against the Funds                                               17

      Withdrawal Charge                                                       17

      Due and Unpaid Premium Tax Charge                                       17

Contract Benefits and Rights                                                  17

      Death Benefit                                                           17

      Accelerated Death Benefit                                               18

      Confinement Waiver Benefit                                              18

      Account Value                                                           18

      Transfer of Account Value                                               18

      Dollar Cost Averaging                                                   19

      Automatic Portfolio Rebalancing                                         19

Access to Your Money                                                          20

      Contract Loans                                                          20

      Amount Payable on Surrender of the Contract                             20

      Partial Withdrawals                                                     20

      Free Withdrawal Amount                                                  21

      Payment Options                                                         21

      Maturity                                                                21

      Lapse and Reinstatement                                                 21

      Cancellation and Exchange Rights                                        22

      Suspension of Valuation, Payments and Transfers                         22

Other Information

   Other Matters                                                              22

      State Exceptions                                                        22

      Last Survivor Contracts                                                 22

      Voting Privileges                                                       23

      Statements to Contract Owners                                           23

      Limit on Right to Contest                                               23

      Misstatement of Age and Sex                                             23

      Beneficiary                                                             23

      Assignment                                                              24

      Dividends                                                               24

      Distribution of the Contracts                                           24

      Safekeeping of the Variable Account's Assets                            24

   Federal Tax Considerations                                                 24

      Introduction                                                            24

      Taxation of the Company and the Variable Account                        24

      Taxation of Contract Benefits                                           24

      Modified Endowment Contracts                                            25

      Diversification Requirements                                            26

      Ownership Treatment                                                     26

   Performance Information                                                    26

   Additional Information About the Company                                   27

      Executive Officers and Directors of the Company                         27

      Legal Proceedings                                                       30

      Legal Matters                                                           30

      Registration Statement                                                  30

      Experts                                                                 30

   Financial Information                                                      32

Financial Statements                                                         F-1



                                  2 PROSPECTUS

 Special Terms


This prospectus uses a number of important terms that you may not be familiar with. The first use of each term in this prospectus appears in bold. As used in this prospectus, the following terms have the indicated meanings indicated below.



Account Value                             The aggregate value under a Contract of the Variable Sub-Accounts and the Loan Account.

Accumulation Unit                         An accounting unit of measure used to calculate the value of a Variable Sub-Account.

Age                                       The Insured's age at the Insured's last birthday.

Cash Surrender Value                      The Cash Value less all Indebtedness and the Annual Maintenance Fee, if applicable.

Cash Value                                The Account Value less any applicable withdrawal charges and due and unpaid Premium Tax
                                          Charges.

Code                                      The Internal Revenue Code of 1986, as amended.

Contract                                  The Glenbrook Life and Annuity Company Modified Single Premium Variable Life Insurance
                                          Contract, known as the AIM Lifetime Plus(sm) Variable Life Insurance Contract and
                                          described in this prospectus. In some states, the Contracts may be issued in the form of a group Contract. In those states, certificates will be issued evidencing a purchaser's rights under the group Contract. The terms "Contract" and "Contract Owner," as used in this prospectus, refer to and include such a certificate and certificate owner, respectively.

Contract Anniversary                      The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date                             The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and Contract months are determined.

Contract Owner                            The person having rights to benefits under the Contract during the lifetime of the
                                          Insured; the Contract Owner may or may not be the Insured.

Contract Years                            Annual periods computed from the Contract Date.

Death Benefit                             The greater of (1) the Specified Amount or (2) the Account Value on the date of death multiplied by the death benefit ratio as specified in the Contract.


                                  3 PROSPECTUS


Free Withdrawal Amount                    The amount of a surrender or partial withdrawal that is not subject to a Withdrawal
                                          Charge. This amount in any Contract Year is 10% of total premiums paid to date.

Initial Death Benefit                     The Initial Death Benefit under a Contract is shown on the Contract Data page.

Indebtedness                              All Contract loans, if any, and accrued loan interest.

Insured                                   The person whose life is insured under a Contract.

Loan Account                              An account in the Company's General Account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on and is different from the investment experience of the
                                          Variable Account.

Monthly Activity Date                     The day of each month on which the Monthly Deduction Amount is deducted from the Account
                                          Value of the Contract. Monthly Activity Dates occur on the same day of the month as the
                                          Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction  Amount                 A deduction on each Monthly Activity Date for the cost of insurance charge, the tax expense charge and the administrative  expense charge.

Specified Amount                          The minimum death benefit under a Contract, equal to the Initial Death Benefit on the
                                          Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Date                            Every day the New York Stock Exchange is open for trading. The value of the Variable
                                          Account is determined at the close of regular trading on the New York Stock Exchange
                                          (currently 4:00 p.m. Eastern Time) on each Valuation Date.

Valuation Period                          The period between the close of regular trading on the New York Stock Exchange on successive Valuation Dates.

Variable Account                          Glenbrook Life AIM Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.

Variable Sub-Account                      A portion of the Variable Account invested in shares of a corresponding Fund. The investment performance of each Variable Sub-Account is linked directly to the investment performance of a corresponding Fund.



                                  4 PROSPECTUS

Summary


THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." This means that unlike the fixed benefits of ordinary whole life insurance, the Account Value of a Contract will increase or decrease based on the investment experience of the Funds underlying the Variable Sub-accounts to which you have allocated premiums. The Death Benefit also may increase or decrease under certain circumstances, but so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if you make no withdrawals. We credit the Contracts with units (the "Accumulation Units") to calculate Account Values. You may transfer your Account Value among the Variable Sub-accounts.

We issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page 22.

THE VARIABLE ACCOUNT AND THE FUNDS

The Variable Account holds the premiums invested through the variable life insurance contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission ("SEC"), under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Fund.

You should read the prospectus for the Trust in connection with the purchase of a Contract. We have summarized the investment objectives of each of the Funds below under the Trust, beginning on page 22. The Fund Series has a total of 16 Funds available under the Contracts. The Funds include:

o AIM V.I. Aggressive Growth Fund

o AIM V.I. Balanced Fund Fund

o AIM V.I. Blue Chip Fund

o AIM V.I. Capital Appreciation Fund

o AIM V.I. Capital Development Fund

o AIM V.I. Dent Demographic Trends Fund

o AIM V.I. Diversified Income Fund

o AIM V.I. Global Utilities Fund

o AIM V.I. Government Securities

o AIM V.I. Growth Fund

o AIM V.I. Growth and Income Fund*

o AIM V.I. High Yield Fund

o AIM V.I. International Equity Fund

o AIM V.I. Money Market Fund

o AIM V.I. New Technology Fund**

o AIM V.I. Value Fund

-----------

* Effective September 18, 2000 all of the assets of the AIM V.I. Global Growth and Income Fund were combined into the AIM V.I. Growth and Income Fund pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the AIM V.I. Global Growth and Income Fund. In conjunction with the combining of the funds, the AIM V.I. Global Growth and Income Sub-Account ("Global Growth and Income Sub-Account") was combined into the AIM V.I. Growth and Income Sub-Account ("Growth and Income Sub-Account). When the Sub-Accounts were combined, those with interests in the Global Growth and Income Sub-Account received interests in the Growth and Income Sub-Account equal in value to their interests in the Global Growth and Income Sub-Account at the time of the combination. As a result, the Global Growth and Income Sub-Account is no longer offered as an investment option.

** Effective May 1, 2001, the Fund changed its name from AIM V.I. Telecommunications and Technology Fund to AIM V.I. New Technology Fund to reflect changes in its investment policies. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

The assets of each Fund are held separately from the other Funds. Each Fund has distinct investment objectives and policies which the accompanying prospectus for the Fund Series describes more completely. Not all of the Funds may be available for investment under your Contract.


                                  5 PROSPECTUS

PREMIUMS

The Contract requires the Contract Owner to pay an initial premium of at least $10,000. Additional premium payments may be made subject to the following conditions:

o you may make only one premium payment in any Contract Year;

o the minimum additional premium payment is $500;

o the attained age of the insured must be less than 86; and

o absent submission of new evidence of insurability of the Insured, the maximum additional premium payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or (2) a percentage of the initial premium payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-85).

Additional premium payments may require an increase in the Specified Amount for the Contract to meet the definition of a life insurance contract under the Code. Other than for the "Guaranteed Additional Payment," we reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in the Specified Amount. We reserve the right to reject an additional premium payment for any reason. You may, however, pay additional premiums at any time and in any amount necessary to avoid termination of the Contract.

DEDUCTIONS AND CHARGES

On each Monthly Activity Date, we will deduct a Monthly Deduction Amount from your Account Value. The Monthly Deduction Amount is taken pro rata from each Variable Sub-Account to which you have allocated Account Value. The Monthly Deduction Amount includes:

o a cost of insurance charge,

o a tax expense charge,

o and an administrative expense charge.

The monthly cost of insurance charge is to cover our anticipated mortality costs. The monthly tax expense charge is imposed at an equivalent annual rate of 0.40% for the first ten Contract Years. This charge compensates us for premium taxes imposed by various states and local jurisdictions and for federal taxes we pay due to the treatment of our deferred costs of selling the Contracts under
Section 848 of the Code. The charge includes a premium tax charge of 0.25% of Account Value and a federal tax charge of 0.15% of Account Value. The premium tax represents an average premium tax charge of 2.5% of premiums over ten years. Because this charge represents an average premium tax of 2.5% (premium taxes vary by state and can range from 0-3.5%), this charge may not correspond to the premium tax (if any) of your state. The monthly administrative charge is equivalent to an annual rate of 0.25% of Account Value. This charge compensates us for administrative expenses incurred in the administration of the Variable Account and the Contracts.

We will also deduct from the Variable Account assets a daily charge, equivalent to an annual rate of 0.90% of average daily net assets, for the mortality risks and expense risks we assume in relation to the Contracts.

If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Deductions and Charges -- Monthly Deductions," page 15, and "Access to Your Money -- Lapse and Reinstatement," page 21.

We will deduct an Annual Maintenance Fee of $35 on each Contract Anniversary from the Variable Sub-Accounts to which you have allocated Account Value, in proportion to the amounts so allocated. We will waive this fee if you have paid total premiums of $50,000 or more. See "Deductions and Charges -- Other Deductions -- Annual Maintenance Fee," page 16.

You should review the prospectus for the Trust which accompanies this prospectus for a description of the charges and expenses borne by the Funds in connection with their operations. See "Deductions and Charges -- Other Deductions -- Charges Against the Funds," page 17.

Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth below:

Contract Year                                              Percentage of Initial
                                                              Premium Withdrawn
1..........................................................                7.75%
2..........................................................                7.75%
3..........................................................                7.75%
4..........................................................                7.25%
5..........................................................                6.25%
6..........................................................                5.25%
7..........................................................                4.25%
8..........................................................                3.25%
9..........................................................                2.25%
10+........................................................                0.00%


                                  6 PROSPECTUS

We impose the Withdrawal Charge to cover a portion of the sales expense we incur in distributing the Contracts. This expense includes agents' commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page 17.

During the first nine Contract Years, we impose an additional premium tax charge on full or partial withdrawals. This charge ranges from a maximum of 2.25% in the first Contract Year, decreasing 0.25% in each of the next nine Contract Years, with no charge thereafter. See "Deductions and Charges -- Other Deductions -- Due and Unpaid Premium Tax Charge," page 17.

For a discussion of the tax consequences of a full or a partial withdrawal, see "Federal Tax Considerations," page 24.

DEATH BENEFIT

At the death of the Insured and while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit, which is determined at the date of the Insured's death, is the greater of (1) the Specified Amount, or
(2) the Account Value multiplied by the death benefit ratio as found in the Contract. See "Contract Benefits and Rights -- Death Benefit," page 17.

ACCOUNT VALUE

The Account Value of your Contract will increase or decrease to reflect:

o the investment experience of the Funds underlying the Variable Sub-Accounts to which you have allocated Account Value;

o interest credited to the Loan Account;

o deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the Annual Maintenance Fee. There is no minimum Guaranteed Account Value. You bear the risk of your investment in the Variable Sub-accounts. See "Contract Benefits and Rights -- Account Value," page 18.

CONTRACT LOANS

Two types of cash loans are available from the Company. You may obtain one or both. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of:

o the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary);

o any Annual Maintenance Fee due on or before the next Contract Anniversary; and

o any due and unpaid Monthly Deduction Amounts.

See "Access to Your Money -- Contract Loans," page 20. See also "Federal Tax Considerations," page 24, for a discussion of the potential tax consequences.

LAPSE

Under certain circumstances your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. If this happens, we will give you (1) written notice, and (2) a 61 day grace period during which you may pay additional amounts to continue the Contract. See "Access to Your Money -- Contract Loans," page 20 and "Lapse and Reinstatement," page 21.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return the Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days (which varies by state) as specified in your Contract. To exercise this cancellation right, we may require that you return the Contract for cancellation by mail or hand delivery to the Company at our service center, or to the agent who sold you the Contract, within the cancellation period following delivery of the Contract to you. If the Contract is returned for cancellation within the cancellation period, we will return to you within 7 days thereafter the premiums paid for the Contract adjusted to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. Certain states may require a return of premium without such adjustments. In those states, and if the procedure has been approved by the state, the Company reserves the right to allocate all premium payments made prior to the expiration of the cancellation period to the AIM V.I. Money Market Sub-account.

Once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract on the life of the Insured without submitting proof of insurability. We reserve the right to make available a permanent life insurance contract offered by us or any company affiliated with us without evidence of insurability. See "Access to Your Money -- Cancellation and Exchange Rights," page 22.

TAX CONSEQUENCES

The current Federal tax law generally excludes all Death Benefit payments from the gross income of the


                                  7 PROSPECTUS

Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of Death Benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page 24.

PERSONALIZED ILLUSTRATIONS

We will furnish, upon request and at no charge, a personalized illustration based on the proposed Insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. These personalized illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that we have included in our registration statement for the Contracts. See "Additional Information about the Company -- Registration Statement," page 30, for further information.


 Fees and Expense


The following tables are designed to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract Owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Funds that you will bear indirectly when you purchase a Contract. For further information, see "Deductions and Charges," page 15.


                                  8 PROSPECTUS

              Contract Charges and Deductions







Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)

                                                         Current(2)                                      Maximum
                                                         Single Life                                   Single Life
Cost of Insurance Charge.............                        Standard:      0.65%     Standard-Ranges from $0.06 per $1,000 of net
                                        (Contract Years 1-10)                         amount at risk (younger ages) up to $82.50
                                        0.55% (Contract Years 11+)                    per $1,000 of net amount at risk (age 99)
                                                             Special*:      1.00%     Special*-Ranges from $0.12 per $1,000 of net
                                        (Contract Years 1-10) amount at risk
                                        (younger ages) up to $82.92 0.90%
                                        (Contract Years 11+) per $1,000 of net
                                        amount at risk (age 99).

                                                         Joint Life                                     Joint Life
                                                             Standard:      0.30%     Standard-Ranges from $0.00015 per $1,000 of
                                        (Contract Years 1-10)                         net amount at risk (younger ages) up to
                                        0.20% (Contract Years 11+)                    $61.995 per $1,000 of net amount at risk (age
                                                                                      99)
                                                             Special*:      0.65%     Special*-Ranges from $0.00061 per $1,000 of
                                        (Contract Years 1-10)                         net amount at risk (younger ages) up to
                                        0.55% (Contract Years 11+)                    $78.71083 per $1,000 of net amount at risk
                                                                                      (age 99).

Administrative Expense Charge....................................                                                      0.25%
Tax Expense Charge...............................................                                                   0.40%(3)

-----------


* In some states this underwriting classification is called "Rated."

         Annual Separate Account Charges (deducted daily and shown as a percentage of average net assets):

Mortality and Expense Risk Charge............................. 0.90%
Federal Income Tax Charge..................................... Currently none(4)
Annual Maintenance Fee........................................ $35(5)
Transfer Charges.............................................. $10(6)
Maximum Withdrawal Charge..................................... 7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge............................. 2.25% of initial premium withdrawn(8)

(1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges -- Cost of Insurance Charge," page 15.

(2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted under state law) and rate class. See "Deductions and Charges -- Cost of Insurance Charge," page 15. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

(3) This charge includes a premium tax charge of 0.25%, and a federal tax charge of 0.15%, of Account Value. This charge is assessed only during the first 10 Contract Years. See "Deductions and Charges -- Tax Expense Charge," page 16.

(4) The Company does not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, though it reserves the right to do so in the future. See "Deductions and Charges -- Taxes Charged Against the Variable Account," page 16.

(5)  We waive this fee if total premiums paid to date are $50,000 or more.

(6)  We do not impose  this  charge on the first 12  transfers  in any  Contract
     Year. The Company reserves the right to assess a $10 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging.

(7) This charge applies only upon withdrawals of the initial premium paid at the time you purchase the Contract. It does not apply to withdrawals of any additional premium payments paid under a Contract. The withdrawal charge declines to 0% over ten years and is imposed to cover a portion of the sales expense incurred by the Company in distributing the Contracts. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page 19. We will not impose a withdrawal charge on any withdrawl to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge would then exceed 9% of total premiums paid prior to the withdrawal. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page
     17. Withdrawal Charges will be assessed only on withdrawals in excess of the Free Withdrawal Amount.

(8) This charge applies only upon withdrawals of the initial premium paid at the time you purchase the Contract. It does not apply to withdrawals of any additional payments paid under a Contract. This charge for due and unpaid premium tax declines by 0.25% each year over nine years resulting in 0% charge in Contract Year 10. The charge is imposed only on full or partial withdrawals in excess of the Free Withdrawal Amount.


                                  9 PROSPECTUS

FUND ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements)
 (as a percentage of Portfolio average daily net assets)(1)

Portfolio Annual Expenses (After Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets)(1)



Portfolio                                                                                Management    Other Expenses         Total
                                                                                            Fees                             Annual
                                                                                                                              Fund
                                                                                                                            Expenses

AIM V.I. Aggressive Growth Fund (2)                                                              0.80%          0.46%          1.26%

AIM V.I. Balanced Fund                                                                           0.75%          0.35%          1.10%

AIM V.I. Blue Chip Fund (2,3)                                                                    0.02%          1.38%          1.40%

AIM V.I. Capital Appreciation                                                                    0.61%          0.21%          0.82%

AIM V.I. Capital Development Fund (2)                                                            0.75%          0.63%          1.38%

AIM V.I. Dent Demographic Trends Fund (2,4)                                                      0.72%          0.78%          1.50%

AIM V.I. Diversified Income Fund                                                                 0.60%          0.30%          0.90%

AIM V.I. Global Utilities Fund                                                                   0.65%          0.45%          1.10%

AIM V.I. Government Securities Fund                                                              0.50%          0.47%          0.97%

AIM V.I. Growth Fund                                                                             0.61%          0.22%          0.83%

AIM V.I. Growth and Income Fund                                                                  0.60%          0.24%          0.84%

AIM V.I. High Yield Fund (2)                                                                     0.63%          0.56%          1.19%

AIM V.I. International Equity Fund                                                               0.73%          0.29%          1.02%

AIM V.I. Money Market Fund                                                                       0.40%          0.31%          0.71%

AIM V.I. New Technology Fund                                                                     1.00%          0.31%          1.31%

AIM V.I. Value Fund                                                                              0.61%          0.23%          0.84%



(1) Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

(2)  Expenses have been restated to reflect current fees.

(3)  After fee waivers and  restated to reflect  current  fees.  The  investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.40% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 2.13%.

(4)  After fee waivers and  restated to reflect  current  fees.  The  investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.50% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 1.63%.


                                 10 PROSPECTUS

 The Company







The Company is the issuer of the Contract. The Company is a stock life insurance company organized in 1998 under the laws of the State of Arizona. Previously, the Company was organized under the laws of the State of Illinois in 1992. The Company was originally organized under the laws of Indiana in 1965. From 1965 to 1983, the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992, the Company was known as "William Penn Life Assurance Company of America." The Company is licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's headquarters are located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation.

The Company and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of the Company's liabilities under the Contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to the Company; and the Company remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. (These ratings do not pertain to the investment merits of any Fund or Variable Sub-Account.) A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's assigns an AA+ (Very
Strong) and Moody's Investors Service assigns an Aa2 (Excellent) financial strength ratings to Glenbrook, sharing the same ratings of its parent, Allstate Life. We may from time to time advertise these ratings in our sales literature.



The Variable Account

GENERAL

The Company established the Variable Account on January 15, 1996. The Variable Account is a segregated asset account under Arizona law. Under Arizona law, the assets of the Variable Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account meets the definition of a "separate account" under the federal securities laws.



The Funds

The Variable Account will invest in shares of the AIM Variable Insurance Funds (the "Trust"). The Trust is registered with the SEC as an open-end, series, management investment company. Registration of the Trust does not involve supervision of its management, investment practices or policies by the SEC. The Trust has sixteen portfolios (the "Funds" or, each, a "Fund"). The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to those funded through the Variable Account.

It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Although neither the Company nor the Trust currently foresees any such disadvantages either to variable life insurance or variable annuity contract


                                 11 PROSPECTUS
owners, the Trust's Board of Trustees will monitor events to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response. If the Board of Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company would bear the attendant expenses.

We re-invest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Fund in shares of that Fund at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are separate and are credited to or charged against the Variable Sub-Account without regard to the income, gains or losses of any other Variable Sub-Account or from any other business of the Company. We will (1) purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions; and (2) redeem shares in the Funds to meet Contract obligations or make adjustments in reserves, if any. The Trust is required to redeem Fund shares at net asset value and to make payment of such redemptions within seven days.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners, and prior approval of the Commission to the extent required under the 1940 Act. We reserve the right to establish additional Variable Sub-accounts of the Variable Account, each of which would invest in shares of another Fund or in the portfolios of other investment companies. Subject to Contract Owner approval, we also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which the Company is the depositor, or to operate the Variable Account as a management investment company under the 1940 Act.

Each Fund is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of that Fund. See the accompanying prospectus for the Fund Series for further information on these policies and restrictions.

AIM VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds, the Trust, offers sixteen Funds for use with this Contract. Each Fund has different investment objectives and policies and operates as a separate investment fund. The following is a brief description of the investment objectives of the Funds. For a more complete description, please see the prospectus of the Trust which accompanies this prospectus.

AIM V.I. Aggressive Growth Fund ("Aggressive Growth Fund") is a diversified Fund which seeks to achieve long-term growth of capital.

AIM V.I. Balanced Fund ("Balanced Fund") is a diversified Fund which seeks to achieve as high a total return as possible, consistent with preservation of capital.

AIM V.I. Blue Chip Fund ("Blue Chip Fund") is a diversified Fund which seeks to achieve long-term growth of capital with a secondary objective of current income.

AIM  V.I.  Capital   Appreciation  Fund  ("Capital   Appreciation  Fund")  is  a
diversified Fund which seeks growth of capital.

AIM V.I. Capital Development Fund ("Capital Development Fund") is a diversified Fund which seeks long-term growth of capital.

AIM V.I. Dent Demographic Trends Fund ("Dent Demographic Trends Fund") is a diversified Fund which seeks long-term growth of capital.

AIM V.I. Diversified Income Fund ("Diversified Income Fund") is a diversified Fund which seeks a high level of current income.

AIM V.I. Global Utilities Fund ("Global Utilities Fund") is a nondiversified Fund which seeks a total return.

AIM V.I. Government Securities Fund ("Government Fund") is a diversified Fund which seeks a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. Growth Fund ("Growth Fund") is a diversified Fund which seeks growth of capital.

AIM V.I. Growth and Income Fund ("Growth & Income Fund") is a diversified Fund which seeks growth of capital with a secondary objective of current income.

AIM V.I. High Yield Fund ("High Yield Fund") is a diversified Fund which seeks to achieve a high level of current income.


                                  12 PROSPECTUS

AIM V.I. International Equity Fund ("International Fund") is a diversified Fund which seeks long-term growth of capital.

AIM V.I. Money Market Fund ("Money Market Fund") is a diversified Fund which seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

AIM V.I. New Technology Fund ("New Technology Fund") is a diversified Fund which seeks long-term growth of capital.

AIM V.I. Value Fund ("Value Fund") is a diversified Fund which seeks long-term growth of capital and income as a secondary objective.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Each Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

All dividends and capital gains distributions from the Funds are automatically reinvested in shares of the distributing Fund at their net asset value.

Due to the sometimes limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. If the Fund is closed, Contract owners maintaining an allocation of Contract value in that Fund will nevertheless be permitted to allocate additional purchase payments to the Fund.

There is no assurance that the Funds will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Funds, as well as information regarding the risks associated with each Fund, can be found in the current prospectus for the Trust accompanying this prospectus. You should read the prospectus for the Trust in conjunction with this prospectus.

YOU SHOULD READ THE FUND SERIES PROSPECTUS CAREFULLY BEFORE YOU MAKE ANY DECISION CONCERNING THE ALLOCATION OF PREMIUM PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

INVESTMENT ADVISOR FOR THE FUNDS

A I M Advisors, Inc. ("AIM") serves as the investment advisor to each Fund. AIM was organized in 1976, and together with its domestic subsidiaries, manages or advises over 120 investment company portfolios (including the Funds) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"). AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund business in the United States, Europe, and the Pacific Region.


The Contract


APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds ages 0-85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules; we reserve the right to reject an application for any lawful reason. If we do not issue a Contract, we will return the premium to the applicant. We will not change the terms or conditions of a Contract without the consent of the Contract Owner except where necessary to comply with tax laws or maintain the status of the Contract under then applicable law.

Once we have received the initial premium and approved the underwriting, we will issue the Contract on the date we have received the final requirement for issue. In the case of simplified underwriting, we will issue the Contract or deny coverage within 3 business days of receipt of premium. The Insured will be covered under the Contract, however, as of the Contract Date. Since the Contract Date will generally be the date the Company receives the initial premium, coverage under a Contract may begin before the Contract is actually issued (unless we receive the premium under a "conditional receipt," as discussed in the following paragraph). In addition to determining when coverage begins, the Contract Date determines


                                 13 PROSPECTUS

Monthly Activity Dates, Contract months, and Contract Years.

If the  initial  premium  is over the  limits  we  establish  from  time to time
(currently $2,000,000), we will not accept the initial payment with the application. In other cases, where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age.

PREMIUMS

The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the age of the Insured according to the following table:

Issue Age                                        Simplified Underwriting Maximum
                                                          Initial Premium*
0-34.............................................................. Not available
35-44................................................................... $15,000
45-54................................................................... $30,000
55-64................................................................... $50,000
65-80.................................................................. $100,000
Over age 80........................................................Not available

*        These limits may vary by state.

         Additional premium payments may be made at any time, subject to the following conditions:

o    only one additional premium payment may be made in any Contract Year;

o    each additional premium payment must be at least $500;

o    attained age of the Insured must be less than 86; and

o absent submission of new evidence of insurability of the Insured, the maximum additional premium payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of $5,000, or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-85).

Additional premium payments may require an increase in the Specified Amount for the Contract to remain within the definition of a life insurance contract under
Section 7702 of the Code. Other than for the "Guaranteed Additional Payment," the Company reserves the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in the Specified Amount. We reserve the right to reject any additional premium payment for any reason.

Unless you request otherwise in writing, any additional premium payment we receive while a Contract loan exists will be applied first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

You may make additional premium payments at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

ALLOCATION OF PREMIUMS

Upon completion of underwriting, the Company will either issue a Contract, or deny coverage and return all premiums. If we issue a Contract, we will allocate the initial premium payment, plus an amount equal to the interest that would have been earned had the initial premium been invested in the AIM V.I. Money Market Sub-Account since the date of receipt of the premium, to the Variable Account. We will make that allocation on the date the Contract is issued according to the initial premium allocation instructions specified by you on the application. In the future, the Company may allocate the initial premium to the AIM V.I. Money Market Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund. We determine these values on each Valuation Date by multiplying the Accumulation Unit Value of a particular Variable Sub-Account on the preceding Valuation Date by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Variable Sub-Account is determined by first dividing (A) the net asset value per share of the corresponding Fund at the end of the current Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended), by (B) the net asset value per share of the corresponding Fund at the end of the immediately preceding Valuation Period; and then subtracting


                                 14 PROSPECTUS

(C) the mortality and expense risk charge annual rate divided by 365 and multiplied by the number of calendar days in the current Valuation Period. You should refer to the prospectus for the Trust which accompanies this prospectus for a description of how the assets of the Trust are valued, because those valuations have a direct bearing on the Accumulation Unit Values of the corresponding Variable Sub-Accounts and, therefore, on your Account Value. See "Contract Benefits and Rights -- Account Value," page 18.

We will determine all valuations in connection with a Contract (e.g., with respect to determining Account Value, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium), other than determinations with respect to death benefit payments, the initial premium, and additional premiums requiring underwriting, on the date we receive the request or payment in good order at our service center (mailing address: P.O. Box 94039, Palatine, Illinois, 60094-4039; overnight address: 300 North Milwaukee Avenue, Vernon Hills, Illinois, 60061). However, if such date is not a Valuation Date, we will make the determination on the next succeeding date which is a Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of Cash Value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes, however, entails certain risks. For example, if the investment performance of the Variable Sub-Accounts to which Account Value is allocated is less than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon the investment performance of the Variable Sub-Accounts and the amount of a Contract loan, the loan may cause a Contract to lapse. Contractual fees and charges, such as the cost of insurance charge, will apply. The Contract is designed to provide benefits on a long-term basis. Before purchasing a Contract for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Considerations," page 24.)



Deductions and Charges


MONTHLY DEDUCTIONS

On each Monthly Activity Date, including the Contract Date, we will deduct from your Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with the Contract. We will deduct this amount from the Variable Sub-Accounts in proportion to your Account Value attributable to each Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money -- Lapse and Reinstatement," page 21. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount.

Cost of Insurance Charge: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special* risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge, which is deducted as a specified percentage of your Account Value, will not exceed the guaranteed cost of insurance charge. This guaranteed charge is the maximum annual cost of insurance per $1,000 as indicated in the Contract; multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); divided by $1,000; and divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance charges per $1,000 will be included in each Contract; however, the Company reserves the right to use rates less than those shown in the table. Special* risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's special rating.

* In some states this underwriting classification is called "Rated."

The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit


                                 15 PROSPECTUS
determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because that difference is the amount for which the Company is at risk to pay should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of: (1) the Specified Amount on that date; or (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, see "Contract Benefits and Rights -- Death Benefit" on page 17.)

Example:

Specified Amount................................................ =      $100,000
Account Value on the Monthly Activity Date...................... =       $30,000
Insured's attained age.......................................... =            45
Death Benefit ratio for age 45.................................. =          2.15



On the Monthly Activity Date in this example, the Death Benefit as then computed would be $100,000, because the Specified Amount ($100,000) is greater than the Account Value multiplied by the applicable Death Benefit ratio ($30,000 X 2.15 = $64,500). Since the Account Value on that date is $30,000, the guaranteed cost of insurance charges per $1,000 would be applied to the difference ($100,000-$30,000 = $70,000).

Assume that the Account Value in the above example was $50,000. The Death Benefit would then be $107,500 (2.15 X $50,000), since this is greater than the Specified Amount ($100,000). The cost of insurance rates in this case would be applied to ($107,500-$50,000) = $57,500.

Because the Account Value (and, as a result, the amount for which the Company is at risk under a Contract) may vary monthly, the cost of insurance charge may also vary on each Monthly Activity Date. However, once a risk rating class has been assigned to an Insured when the Contract is issued, that rating class will not change if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

Tax Expense Charge: The Company will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to the receipt of premiums under the Contracts. The charge includes a premium tax charge of 0.25% of Account Value and a federal tax charge of 0.15% of Account Value. The 0.25% premium tax charge over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax charge regardless of a Contract owner's state of residence. Therefore, we deduct this amount from your Account Value whether or not any premium tax applies to your Contract. The charge may be higher or lower than any premium tax your state imposes. The 0.15% federal tax charge helps reimburse the Company for approximate expenses incurred for federal taxes resulting from the application of Section 848 of the Code.

Administrative Expense Charge: We will deduct monthly from your Account Value an administrative expense charge equal to an annual rate of 0.25% of the Account Value. This charge compensates us for administrative expenses incurred in the administration of the Variable Account and the Contracts.

We take all monthly deductions by canceling Accumulation Units of the Variable Account under the Contract.

OTHER DEDUCTIONS

Mortality and Expense Risk Charge: We will deduct from the Variable Account a daily charge equivalent to an annual rate of 0.90% of average daily net assets for the mortality risks and expense risk we assume in relation to the Contracts. The mortality risks assumed include the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume the risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because that determination is made on the Monthly Activity Date preceding the death of an Insured. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

Annual Maintenance Fee: If the aggregate premiums paid on your Contract are less than $50,000, the Company will deduct from your Account Value an Annual Maintenance Fee of $35 on each Contract Anniversary. This fee will help reimburse us for administrative and maintenance costs of the Contracts. We also will deduct this fee also upon surrender of the Contract on a date other than a Contract Anniversary (unless at least $50,000 of premiums have been paid).

Taxes Charged Against the Variable Account: Currently we make no charge to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). The Company may, however, impose such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.


                                 16 PROSPECTUS

Charges Against the Funds: The Variable Account purchases shares of the Funds at net asset value. The net asset value of each of the Fund's shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. Each of the Funds' investment management fees are a percentage of the average daily value of the net assets of the Funds. See the "Fund Expenses" table on page 10 for a more complete discussion of the fees and charges applicable to the Funds.

Withdrawal Charge: We may assess a Withdrawal Charge upon surrender of the Contract or partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 10% of total premiums paid to date. You may not carry forward any Free Withdrawal Amount not taken in a Contract Year to increase the Free Withdrawal Amount available in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a Withdrawal Charge as set forth in the table below:

Contract Year                            Percentage of Initial Premium Withdrawn
                                          (In Excess of Free Withdrawal Amount)
1........................................................................  7.75%
2........................................................................  7.75%
3........................................................................  7.75%
4........................................................................  7.25%
5........................................................................  6.25%
6........................................................................  5.25%
7........................................................................  4.25%
8........................................................................  3.25%
9........................................................................  2.25%
10+......................................................................  0.00%

After the ninth Contract Year, we will not impose Withdrawal Charges. In addition, we will not impose a Withdrawal Charge on any withdrawal to the extent that aggregate Withdrawal Charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. We may waive the Withdrawal Charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Contract Benefits and Rights -- Confinement Waiver Benefit," page 18.

We impose a  withdrawal  charge to cover a portion  of the  expense  we incur in
distributing  the  Contracts.   This  expense   includes  agents'   commissions,
underwriting, and the costs associated with establishing policies.

Due and Unpaid Premium Tax Charge: During the first nine Contract Years, we will impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This means that the Free Withdrawal Amount is not subject to a charge for due and unpaid premium tax. This charge is shown below, as a percent of the Initial Premium withdrawn:

Contract Year                                              Percentage of Initial
                                                             Premium Withdrawn
1........................................................................  2.25%
2........................................................................  2.00%
3........................................................................  1.75%
4........................................................................  1.50%
5........................................................................  1.25%
6........................................................................  1.00%
7........................................................................  0.75%
8........................................................................  0.50%
9........................................................................  0.25%
10+......................................................................  0.00%

After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. We guarantee that the percentages indicated above will not increase.



Contract Benefits and Rights


DEATH BENEFIT

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The proceeds payable to the beneficiary equal the Death Benefit less the sum of

o any Indebtedness; plus

o any due and unpaid Monthly Deduction Amounts occurring during a Grace Period (if applicable).

The Death Benefit equals the greater of: (1) the Specified Amount; or (2) the Account Value multiplied by the Death Benefit Ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. An increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

                                                EXAMPLES:      A            B
Specified Amount.........................................  $100,000     $100,000
Insured's Age............................................        45           45
Account Value on Date of Death...........................   $48,000      $34,000
Death Benefit Ratio......................................      2.15         2.15

                                 17 PROSPECTUS

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Specified Amount) and $103,200 (the Account Value at the Date of Death of $48,000, multiplied by the Death Benefit Ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the death benefit proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) and $73,100 (the Account Value of $34,000 multiplied by the Death Benefit Ratio of 2.15).

The beneficiary may request that all or part of the proceeds be either paid in cash, or applied under an Income Plan. See "Access to Your Money -- Payment Options," page 21.

ACCELERATED DEATH BENEFIT

If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of: (1) 50% of the Specified Amount on the day we receive the request; or (2) $250,000 for all policies issued by us that cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, will result in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the Accelerated Death Benefit is not available unless the illness occurred at least 30 days after the Issue Date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the Issue Date. The minimum amount of Death Benefit we will accelerate is $10,000.

The Company will pay benefits due under the Accelerated Death Benefit provision upon our receipt of your written request and due proof that the Insured has been diagnosed as terminally ill. We reserve the right to require supporting documentation of the diagnosis and to require, at our expense, an examination of the Insured by a physician of our choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of:

o a 12 month interest discount to reflect the early payment;

o an administrative fee not to exceed $250; and

o a pro rata amount of any outstanding Contract loan and accrued loan interest.

After the payment has been made, we will reduce on a pro rata basis the Specified Amount, the Account Value and any outstanding Contract loan.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may vary by state and may not be available in all states.

CONFINEMENT WAIVER BENEFIT

Under the terms of an endorsement to the Contract, we will waive any Withdrawal Charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital (as defined in the endorsement) for a period of more than 90 consecutive days beginning 30 days or more after the Contract Date, or within 90 days after the Insured is discharged (as defined in the endorsement) from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states.

ACCOUNT VALUE

The Account Value of a Contract will be computed on each Valuation Date. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account, any premium payments and withdrawals that you make, and all charges that we deduct. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the Accumulation Unit Values of the Variable Sub-Accounts to which the Contract owner has allocated premiums paid on the Contract. The Account Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Date by the then Accumulation Unit Value of that Variable Sub-Account, and then summing the result for all the Variable Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page 14.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request to transfer a part or all of the Account Value of a particular Variable Sub-Account to other Variable Sub-Accounts. We reserve the right to impose a $10

                                 18 PROSPECTUS
charge on each such transfer in excess of 12 per Contract Year. Currently, we do not assess this charge. The minimum dollar amount that can be transferred is shown on your Contract Data page.

You may make telephone transfer requests by calling 1(800) 776-6978 by 4:00 p.m., Eastern Time or may submit transfer requests in writing on a form we provide. We will not accept telephone transfer requests received at any other telephone number or after 4:00 p.m., Eastern Time. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will effect telephone transfer requests received before 4:00 p.m., Eastern Time at the next computed value. Transfers by telephone may be made by the Contract Owner's agent of record or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include the requirement that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. You must submit transfer requests (other than phone transfers) in writing on a form we provide.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made by the amount transferred divided by the Accumulation Unit Value of the Variable Sub-Account from which the transfer is made on the Valuation Date we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made by the amount transferred divided by the Accumulation Unit Value of that Variable Sub-Account on the Valuation Date we receive the transfer request.

DOLLAR COST AVERAGING

You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by the Company) from any Variable Sub-Account to any other Variable Sub-Account. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. Transfers under Dollar Cost Averaging are not assessed a $10 charge and are not included in the count toward the 12 free transfers per year currently permitted by the Company.

AUTOMATIC PORTFOLIO REBALANCING

You may make transfers automatically through Automatic Portfolio Rebalancing while the Contract is in force. If you elect Automatic Portfolio Rebalancing, we will rebalance your Account Value in the Variable Sub-Accounts to your specified allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, we will transfer your Account Value among the Variable Sub-Accounts to achieve your requested allocation. Unless you subsequently change your allocation instructions, the allocation will be the allocation you selected initially. Any new allocation instructions will be effective with the first rebalancing that occurs after we receive the proper notice.

         Example:

                  Assume that you want your initial purchase payment split among two Variable Sub-Accounts. You want 40% to be in the Diversified Income Variable Sub-Account and 60% to be in the Capital Appreciation Variable Sub-Account. Over the next two months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Diversified Income Variable Sub-Account and use the money to buy more units in the Capital Appreciation Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.



Transfers made through Automatic Portfolio Rebalancing are not assessed a $10 charge and are not included in the count toward the 12 free transfers per year currently permitted by the Company.


                                 19 PROSPECTUS

Access to Your Money


CONTRACT LOANS

While the Contract is in force, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types are (1) Preferred Loans (described below), and (2) non-Preferred Loans. Both types of loans are secured by the Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of

o the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary),

o any due and unpaid Monthly Deduction Amounts, and

o any Annual Maintenance Fee due on or before the next Contract Anniversary.


We will transfer the loan amount pro rata from each Variable Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates determined by the Company from time to time. Rates for non-preferred loans will not exceed the maximum rate indicated in the Contract. The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract net of any premiums returned due to partial withdrawals, as determined on each Contract Anniversary, is considered a "Preferred Loan." Preferred Loans bear interest at a rate not to exceed the Preferred Loan rate set forth in the Contract. Loan interest payments are due on the Contract Anniversary. If unpaid, loan interest is added to the amount of the loan and will bear interest at the rates described in this paragraph. We will transfer the difference between the value of the Loan Account over the Indebtedness on a pro-rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, the Company will give written notice to the Contract Owner that unless the Company receives an additional payment within 61 days (the "Grace Period") to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

You may repay all or any part of any loan secured by a Contract while the Contract is still in force. When you make a loan repayment or interest payment, it will be allocated among the Variable Sub-Accounts in the same percentages as you have elected for subsequent premium payments (unless the you request a different allocation). We will deduct an amount equal to the payment from the Loan Account. You must repay any outstanding loan at the end of a Grace Period before we will reinstate the Contract. See "Access to Your Money -- Lapse and Reinstatement," page 21.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Variable Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to surrender the Contract. Upon surrender, you will receive the Cash Surrender Value determined as of the day we receive your written request for surrender, or the date you specified in your request, whichever is later. The Cash Surrender Value equals the Cash Value less: (1) the Annual Maintenance Fee, and (2) any Indebtedness. We will pay the Cash Surrender Value within seven days of our receipt of the written request or on the effective surrender date you requested, whichever is later.

For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page 24.

You may elect to apply the surrender proceeds to an Income Plan, see "Payment Options," Page 21.

PARTIAL WITHDRAWALS

While the Contract is in force, you may elect, by written request, to make partial withdrawals of at least $50 from the Cash Surrender Value. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, the request will be treated as a request for surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The

                                 20 PROSPECTUS

Specified Amount after the partial withdrawal will be the greater of:

o the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value; or

o the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under Section 7702 of the Code.

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a Withdrawal Charge and any due and unpaid premium tax charges. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge" and "Premium Tax Charge." For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page 24.

FREE WITHDRAWAL AMOUNT

The Free Withdrawal Amount in any Contract Year is 10% of total premiums paid to date. You may not carry forward any Free Withdrawal Amount not taken in a Contract Year to increase the Free Withdrawal Amount available in any subsequent year.

PAYMENT OPTIONS

You may receive the surrender proceeds or Death Benefit proceeds under the Contract in a lump sum, or you may apply it to an Income Plan. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commence.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from our general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate we will determine, which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. We may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. We may also require proof that such person(s) is (are) living before we makes each payment.

The following options are available under the Contracts (we reserve the right to offer other payment options):

Income Plan -- Life Income With Guaranteed Payments The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

Income Plan 2 -- Joint And Survivor Life Income With Guaranteed Payments The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the joint payee die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

We will make any other arrangements for income payments as may be agreed upon.

MATURITY

The Contracts have no maturity date.

LAPSE AND REINSTATEMENT

The Contract will remain in force unless and until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will give you written notice that if you do not pay an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) within the 61 day Grace Period, there is a danger that the Contract may lapse.

The Contract will continue through the Grace Period, but if no payment is forthcoming, it will terminate at the end of the Grace Period. If the Insured dies during the Grace Period, the proceeds payable under the Contract will be reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page 17.

If the Contract lapses, you may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered the Grace Period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, the Company reserves the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to cover all Monthly Deduction Amounts and Annual Maintenance Fees due and unpaid during the Grace Period, and keep the Contract

                                 21 PROSPECTUS
in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Contract for cancellation. This right to return exists during what we call the cancellation period. The cancellation period is a number of days (which varies by state) as specified in your Contract. If you choose to return the Contract for cancellation, you must do so by mail or personal delivery to the Company (at our service center) or to the agent who sold the Contract within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter the sum of the Account Value on the Valuation Date the returned Contract is received by us (at our service center) or our agent; plus any deductions under the Contract or by the Funds for taxes, charges or fees. Some states may require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract we offer on the life of the Insured. We reserve the right to make available a permanent life insurance contract offered by us or any company affiliated with us without evidence of insurability. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new contract will be based on the same risk classification as that of the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such emergency has ended.


Other Matters

STATE EXCEPTIONS

Where required by state law, certain features of your Contract may differ in certain respects from those described above. For example, certain states may require that the Accelerated Death Benefit be available on or after the Issue Date of the Contract while in other states the Accelerated Death Benefit is not available unless the illness occurred at least 30 days after the Issue Date of the Contract. Please refer to your Contract for specific information regarding the benefits available to you.

LAST SURVIVOR CONTRACTS

We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

o Last  survivor  Contracts  are offered for  prospective  insured  persons ages
18-85.

o The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

o To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

o For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

                                 22 PROSPECTUS

o For a last survivor Contract, provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

o The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

o The Confinement Waiver Benefit is available upon confinement of either insured.

VOTING PRIVILEGES

In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of their shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Fund held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Fund. We will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if our present interpretation should change and, as a result, we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Fund shares attributable to them as described above, determined on the record date for the shareholder meeting for that Fund. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Variable Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money -- Contract Loans," page 20) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectus for the Trust which accompanies this prospectus to determine matters on which Trust shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

We also may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment advisor of the Funds if we reasonably disapprove of such changes. We would disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons for such action in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

The Company will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send you a statement showing the coverage amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan(s) secured by the Contract as of the date of the statement. The statement will also show premiums paid, and Monthly Deduction Amounts under the Contract since the previous statement, and any other information required by applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

We will not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two year period is measured from the date of reinstatement. We may contest any increase in the Specified Amount for which evidence of insurability was obtained for two years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two year period after the Contract Date, or such other period as specified under applicable state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premiums paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

BENEFICIARY

You name the beneficiary in your application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, we will pay the proceeds to the

                                 23 PROSPECTUS

Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

Unless required by state law, you may not assign the Contract as collateral for a loan or other obligation.

DIVIDENDS

No dividends will be paid under the Contracts. The Contracts are nonparticipating.

DISTRIBUTION OF THE CONTRACTS

ALFS, Inc., 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of unaffiliated broker-dealers who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contracts.

The maximum sales commission payable to Company agents, independent registered insurance brokers, and other registered broker-dealers is 8.50% of initial and subsequent premiums. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. In addition, under certain circumstances, certain sellers of Contracts may be paid persistency bonuses which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract values. A persistency bonus is not expected to exceed 0.50% on an annual basis, of the Contract value considered in connection with the bonus.

Our underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold the assets of the Variable Account. The assets of the Variable Account are kept physically segregated and held separate and apart from our General Account. The Company maintains records of all purchases and redemptions of shares of the Funds.


Federal Tax Considerations

INTRODUCTION

The following discussion is general and is not intended as tax advice. The Company makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from the Company and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under current federal tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts. Generally, reserves are amounts that the Company is legally required to accumulate and maintain in order to meet future obligations under the Contracts. The Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF CONTRACT BENEFITS

In order to qualify as a life insurance policy for federal income tax purposes, the Contract must meet the definition of a life insurance policy set forth in
Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Contract that qualifies as life insurance. The Contract is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is

                                 24 PROSPECTUS
excluded from the beneficiary's gross income under Section 101(a) of the Code and you are not taxed on increases in the contract value until a distribution occurs.

If a Contract fails to qualify as life insurance under Section 7702, the Contract will not provide most of the tax advantages normally provided by life insurance. The Company has the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Contract, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income.

If the Contract is not treated as a modified endowment contract, then Contract loans are not generally treated as taxable distributions, and you are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals, or reduction in benefits during the first fifteen years of the Contract may result in a taxable distribution before the investment in the contract is recovered. Interest paid on a Contract loan is generally not deductible. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is not your estate, but you retain incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include:

o the right to change beneficiaries,

o to assign the Contract,

o to revoke an assignment,

o to pledge the Contract, or

o to obtain a Contract loan.

If you are Owner and Insured under the Contract, and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Contract in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

MODIFIED ENDOWMENT CONTRACTS

A life insurance policy is treated as a "modified endowment contract" under
Section 7702A of the Tax Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specific computational rules for the seven pay test provided in Section 7702A. Therefore, the Contract will generally be treated as a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

A Contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. The death benefit is excluded from income and increases in contract value are not subject to current taxation. If you receive any amount as a Contract loan from a modified endowment contract, or assign or pledge any part of the value of the Contract, such amount is treated as a distribution. Unlike other life insurance policies, withdrawals and distributions made before the insured's death are treated as taxable income first, then as recovery of investment in the contract. The taxable portion of any

                                 25 PROSPECTUS
distribution from a modified endowment contract is subject to a 10% penalty tax, except as follows:

o  distributions  made on or after the date on which the  taxpayer  attains  age
591'2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code);

o or any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

DIVERSIFICATION REQUIREMENTS

For a Contract to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the contract value over the investment in the contract. Although the Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate
Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.


Performance Information

From time to time, we may quote performance information for the Variable Account Funds of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Investor's cash value or death benefit. We also may present the yield or total return of the Variable Sub-Accounts based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Sub-Accounts, or the Funds in which they invest. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium tax charge or withdrawal charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare the Variable Account's performance to that of other variable life separate accounts or

                                 26 PROSPECTUS
investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications. We also may advertise ratings of the Company's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for the Variable Account reflects the performance of a hypothetical Contract and are not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.


Additional Information About the Company

The Company also acts as the sponsor for six of its other separate accounts that are registered investment companies: Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Variable Life Separate Account A, Glenbrook Life Variable Life Separate Account B, Glenbrook Life Scudder Variable Account (A), and Glenbrook Life Multi-Manager Variable Account. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

THOMAS J. WILSON, II, 43, Director and President (1999)*, and Chief Executive Officer (2000)*

Also Director and Senior Vice President (1995-Present), and Chief Financial Officer (1995-1998) of Allstate Insurance Co.; Director (1999-Present) of ALFS, Inc.; Director (1995-Present), President (1999-Present), and Chairman of the Board (2000-Present) of Allstate Life Insurance Co.; Director and President (1999-Present), Chief Executive Officer (2000-Present), Chief Operating Officer (1999-2000), and Vice Chairman (1999) of Northbrook Life Insurance Company; Director (1999-Present), President (1998-Present), and Chairman of the Board (2000-Present) of Allstate Life Insurance Co. of New York; Director, Chairman of the Board, and Chief Executive Officer (1999-Present) of Lincoln Benefit Life Company; Director, Chairman of the Board, and Chief Executive Officer
(1999-Present) of Surety Life Insurance Company; Director (1999-Present) of American Heritage Life Insurance Co.; Director and President (1999-Present) of American Heritage Life Investment Corporation; Director and President (1999-Present), Chairman of the Board (2000-Present) of Charter National Life Insurance Co.; Director and President (1999-Present), Chief Executive Officer (2000-Present) of Intramerica Life Insurance Co.; Managing Director (1999-Present) of LSA Asset Management, LLC; Director and Chairman of the Board
(1999) of Laughlin Group Holdings, Inc.; Director (1999-Present) of AFD, Inc.; Director (2000-Present) of AFDW, Inc.; Director (2000-Present) of Allstate Assignment Company; President and Manager (1999-Present) Allstate Financial Advisors, LLC; Manager (2000-Present) Allstate Financial Services, LLC; Director and President (1999-Present), Chairman of the Board (2000-Present) of Allstate Settlement Corporation; and Director, President, and Chairman of the Board
(2001) of Provident National Assurance Company.

MICHAEL J. VELOTTA, 55, Director (1992)*, Vice President, Secretary and General Counsel (1993)*

Also Director and Secretary (1993-Present) of ALFS, Inc.; Director (1992-Present), Secretary and General Counsel (1993-Present), Senior Vice
President (1999-Present), and Vice President (1993-1999) of Allstate Life Insurance Company; Director (1992-Present), Vice President, Secretary, and General Counsel (1993-Present) of Allstate Life Insurance Company of New York; Director (1992-1997), Vice President, Secretary and General Counsel (1993-1997) of Glenbrook Life Insurance Company; Director (1992-Present), Vice President, Secretary, and General Counsel (1993-Present) of Northbrook Life Insurance Company; Director (1993-Present), Assistant Secretary (1995-Present), and Assistant General Counsel (2000-Present) of Lincoln Benefit Life Company; Director (1993-Present), Assistant Secretary (1995-Present), and Assistant General Counsel (2000-Present) of Surety Life Insurance Company; Director and Secretary (1999-Present) of AFD, Inc.; Director and Secretary (2000-Present) of AFDW, Inc.; Director, Vice President, and Secretary (2000-Present) of Allstate Assignment Company; Assistant Secretary (1999-2000) of Allstate Distributors, LLC;

                                 27 PROSPECTUS

Manager,   Secretary,  and  General  Counsel  (1999-Present)  of  Allstate
Financial Advisors, LLC; Vice President and Secretary (1999-Present), Manager (2000-Present), and General Counsel (1999-2000) of Allstate Financial Services, LLC; Vice President, Assistant Secretary, and Assistant General Counsel (1999-Present), and Assistant Vice President (1998-1999) of Allstate Insurance Company; Director (1993-Present) and Secretary (1994-Present) of Allstate Settlement Corporation; Director, Vice President, Secretary, and General Counsel (1999-Present) of Charter National Life Insurance Company; Director, Vice President, Secretary, and General Counsel (1999-Present) of Intramerica Life Insurance Company; Managing Director, Secretary, and General Counsel (1999-Present) of LSA Asset Management, LLC; Director and Secretary (1995-2000) and General Counsel (1997-2000) of Laughlin Group Holdings, Inc.; and Director, Secretary, and General Counsel (2001) of Provident National Assurance Company.

JOHN R. HUNTER, 46, Vice President (1999)*

Also Vice President (1999-Present) and Assistant Vice President (1990-1999) of Allstate Life Insurance Company; Vice President (2000-Present) and Assistant Vice President (1996-1998) of Allstate Life Insurance Company of New York; President and Chief Executive Officer (1998-Present) and Director (1999-Present) of ALFS, Inc.; Director (1996-1997) of Glenbrook Life Insurance Company; Vice President (1999-Present), Director (1994-2000), Assistant Vice President (1990-1999), and First Vice President (1995-1998) of Northbrook Life Insurance Company; Director and President (1999-Present) of AFD, Inc.; President (2000-Present) of AFDW, Inc.; Managing Director and Executive Committee Member
(1999) of Allstate Distributors, LLC; Manager (1999-2000) of Allstate Financial Services, LLC; Vice President (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Vice President (2000-Present) and Director (1999-2000) of Intramerica Life Insurance Company; Managing Director and President (1999-Present) of LSA Asset Management, LLC; and Director (1996-2000) of Laughlin Group Holdings, Inc..

MARLA G. FRIEDMAN, 47, Vice President (1996)* and Director (2000)*

Also Director (1991-Present), Senior Vice President (1999-Present), and Vice President (1998-1999) of Allstate Life Insurance Company; Director (1993-1996) of ALFS, Inc.; Director (1997-Present), Vice President (1997-Present), and Assistant Vice President (1996-1997) of Allstate Life Insurance Company of New York; Director (1995-1996) of Allstate Settlement Corporation; Director
(1991-1996), President and Chief Operating Officer (1995-1996), and Vice President (1996-1997) of Glenbrook Life Insurance Company; Director (2000-Present) and (1989-1996), Vice President (1996-Present), and President and Chief Operating Officer (1995-1996) of Northbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) of Laughlin Group Holdings, Inc.; Director and Vice President (1999-Present) of Charter National Life Insurance Company; Director and Vice President (1999-Present) of Intramerica Life Insurance Company; and Director and Senior Vice President (2001) of Provident National Assurance Company.

KAREN C. GARDNER, 47, Vice President (1999)*

Also Vice President -- Tax (2000-Present) of Allstate Financial Services, LLC; Vice President (1996-Present) of Allstate Insurance Company; Vice President (1997-1998) of ALFS, Inc.; Vice President (1996-Present) of Allstate Life Insurance Company; Vice President (1996-Present) of Allstate Life Insurance Company of New York; Vice President (1996-Present) of Northbrook Life Insurance Company; Assistant Vice President (1996-Present) of Lincoln Benefit Life
Company;  Assistant  Vice  President  (1996-Present)  of Surety  Life  Insurance
Company; Vice President (1999-Present) of AFD, Inc.; Vice President (2000-Present) of AFDW, Inc.; Vice President (2000-Present) of Allstate Assignment Company; Vice President (1999-Present) of Allstate Distributors, LLC; Vice President (2000-Present) of Allstate Settlement Corporation; Assistant Vice President (1999-Present) of American Heritage Life Investment Corporation; Vice President (1999-Present) of Charter National Life Insurance Company; Vice
President (1996-1997) of Glenbrook Life Insurance Company; Vice President (1999-Present) of Intramerica Life Insurance Company; Vice President (1996-2000) of Laughlin Group Holdings, Inc.; and Vice President -- Tax (2001) of Provident National Assurance Company.

KEVIN R. SLAWIN, 44, Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) of Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) of ALFS, Inc.; Director (1996-Present), Senior Vice President (1999-Present), Vice President (1996-1999), and Assistant Treasurer (1995-1996) of Allstate Life Insurance Company; Director and Vice President (1996-2000), and Assistant Treasurer (1995-1996) of Allstate Life Insurance Company of New York; Director and Vice President (1996-1997), and Assistant Treasurer (1995-1996) of Glenbrook Life Insurance Company; Vice President (1996-Present), Director (1996-2000), and Assistant Treasurer (1995-1996) of Northbrook Life Insurance Company; Director (1996-2000) and Assistant Treasurer (1995-1996) of

                                 28 PROSPECTUS

Laughlin Group Holdings, Inc.; Director (1996-Present) of Lincoln Benefit Life Company; Director (1996-Present) of Surety Life Insurance Company; Director (1999-Present) of AFD, Inc.; Director and Vice President (2000-Present) of Allstate Assignment Company; Manager (1999-Present) of Allstate Financial
Advisors,  LLC;  Director  and  Vice  President  (1996-Present),  and  Assistant
Treasurer  (1995-1996)  of  Allstate  Settlement  Corporation;   Vice  President
(1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Director and Vice President (1999-2000) of Intramerica Life Insurance Company; and Managing Director (1999-2000) of LSA Asset Management, LLC;

CASEY J. SYLLA, 58, Chief Investment Officer (1995)*

Also Director, Senior Vice President, and Chief Investment Officer (1995-Present) of Allstate Insurance Company; Director and Chief Investment Officer (1995-Present) of Allstate Life Insurance Company; Chief Investment
Officer (1995-Present) of Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) of Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) and Director (1995-2000) of Northbrook Life Insurance Company; Chief Investment Officer (2000-Present) of Allstate
Assignment Company; Chief Investment Officer (1995-Present) of Allstate Settlement Corporation; Chief Investment Officer (1999-Present) and Director (1999-2000) of Charter National Life Insurance Company; Chief Investment Officer (1999-Present) of Intramerica Life Insurance Company; and Chief Investment Officer (2001) of Provident National Assurance Company.

JAMES P. ZILS, 50, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) of Allstate Insurance Company; Assistant Treasurer (2000-Present) and Treasurer (1995-2000) of ALFS, Inc.; Treasurer (1995-Present) of Allstate Life Insurance Company; Treasurer (1995-Present) of Allstate Life Insurance Company of New York; Treasurer (1995-1997) of Glenbrook Life Insurance Company; Treasurer (1995-2000) of Laughlin Group Holdings, Inc.; Assistant Treasurer (2000-Present) and Treasurer
(2000) of AFD, Inc.; Treasurer (2000-Present) of AFDW, Inc.; Treasurer (2000) of Allstate Assignment Company; Assistant Treasurer (2000-Present) and Treasurer (1999-2000) of Allstate Distributors, LLC; Treasurer (1999-Present) of Allstate Financial Advisors, LLC; Assistant Treasurer (1999-Present) of Allstate
Financial Services, LLC; Treasurer (1995-Present) of Allstate Settlement Corporation; Treasurer (1995-Present) of Northbrook Life Insurance Company; Assistant Treasurer (2000-Present) of American Heritage Life Insurance Company; Treasurer (1999-Present) of American Heritage Life Investment Corporation; Treasurer (1999-Present) of Charter National Life Insurance Company; Assistant Treasurer (2000-Present) of Columbia Universal Life Insurance Company; Assistant Treasurer (2000-Present) of Concord Heritage Life Insurance Company, Inc.;
Treasurer  (1999-Present)  of  Intramerica  Life  Insurance  Company;  Assistant
Treasurer (2000-Present) of Keystone State Life Insurance Company; Treasurer (1999-Present) of LSA Asset Management,LLC.; Assistant Treasurer (1999-Present) of Lincoln Benefit Life Company; Treasurer (2001) of Provident National Assurance Company; and Assistant Treasurer (1999-Present) of Surety Life Insurance Company.

SAMUEL H. PILCH, 54, Vice President (2000)* and Controller (1999)*

Also Controller (1996-Present), Group Vice President (1999-Present), and Vice President (1996-1999) of Allstate Insurance Company; Vice President (2000-Present) and Controller (1999-Present) of Allstate Life Insurance Company; Controller (1999-Present) of Allstate Life Insurance Company of New York; Vice President and Controller (2000-Present) of Allstate Assignment Company; Vice President (2000-Present) and Controller (1999-Present) of Allstate Settlement Corporation; Controller (1999-Present) and Vice President (2000-Present) of Northbrook Life Insurance Company; Vice President (1999-Present) of American Heritage Life Investment Corporation; Controller (1999-Present) and Vice President (2000-Present) of Charter National Life Insurance Company; Controller (2000-Present) of Columbia Universal Life Insurance Company; Controller
(1999-Present) of Intramerica Life Insurance Company; Vice President and Controller (2000-Present) of Lincoln Benefit Life Company; Controller (2001) of Provident National Assurance Company; and Vice President and Controller (2000-Present) of Surety Life Insurance Company.

MARGARET G. DYER, 48, Director (2000)*

Also Director (2000-Present) of Allstate Assignment Company; Director and Senior Vice President (1999-Present) of Allstate Life Insurance Company; Director (2000-Present) of Allstate Life Insurance Company of New York; Director (2000-Present) of Allstate Settlement Corporation; Director (2000-Present) of Charter National Life Insurance Company; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of Intramerica Life Insurance Company; and Director and Senior Vice President (2001) of Provident National Assurance Company.

                                 29 PROSPECTUS

JOHN C. LOUNDS, 51, Director (2000)*

Also Manager (1999-Present) of Allstate Financial Advisors, LLC; Director (1994-Present), Senior Vice President (1999-Present), and Vice President (1994-1999) of Allstate Life Insurance Company; Director (2000-Present) of Allstate Life Insurance Company of New York; Director (1994-Present), Senior Vice President (1999-Present), and President (1994-1999) of Allstate Settlement Corporation; Director (2000-Present) of Northbrook Life Insurance Company; Director and Vice President (1999-Present) of Charter National Life Insurance Company; Director (2000-Present) of Intramerica Life Insurance Company; Director (1995-2000) and Vice President (1997-2000) of Laughlin Group Holdings, Inc.; and Director and Senior Vice President (2001) of Provident National Assurance Company.

JOHN K. MCCARTHY, 47, Director (2000)*

Also Director (2000-Present) of AFDW, Inc.; Manager (2000-Present) of Allstate Financial Services, LLC; Director and Senior Vice President (2000-Present) of Allstate Life Insurance Company; Director (2000-Present) of Allstate Life Insurance Company of New York; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of Charter National Life Insurance Company; Director (2000-Present) of Intramerica Life Insurance Company; Director (2000-Present) of Lincoln Benefit Life Company; Director and Senior Vice President (2001) of Provident National Assurance Company; and Director (2000-Present) of Surety Life Insurance Company.

STEVEN C. VERNEY, 42, Director (2000)* and Vice President (2001)* and Principal Financial Officer (2001)*

Also Director (2000-Present) of Allstate Assignment Company; Assistant Vice President (1997-2000) of Allstate Insurance Company; Director (2000-Present) and Vice President (1999-Present) of Allstate Life Insurance Company; Director and Vice President (2000-Present) of Allstate life Insurance Company of New York; Director (2000-Present) of Allstate Settlement Corporation; Director (2000-Present) of Northbrook Life Insurance Company; Director (2000-Present) of American Heritage Life Insurance Company; Director (2000-Present) of Charter National Life Insurance Company; Director and Vice President (2000-Present) of Intramerica Life Insurance Company; Managing Director (2001) of LSA Asset Management, LLC; and Director and Senior Vice President of Provident National Assurance Company.

* Date elected/appointed to current office.

LEGAL PROCEEDINGS

From time to time the Company is involved in pending or threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS

Foley & Lardner, Washington, D.C., has advised the Company on certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of state law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT

We have filed a registration statement with the SEC under the Securities Act of 1933 as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits previously filed with this registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges. Personalized illustrations provided by the Company upon request will be based on the methodology and format of these hypothetical illustrations as appropriate.

EXPERTS

The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and related financial statement schedule included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000, and for each of the periods in the two years then ended included in this prospectus, have

                                 30 PROSPECTUS
been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in the Registration Statement, including the hypothetical policy illustrations, have been examined by Dean Way, FSA, actuary of the company, and are included in reliance upon his opinion as to their reasonableness.


                                 31 PROSPECTUS

Financial Information

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended, the financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and related financial statement schedule and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.


                                 32 PROSPECTUS

                          Financial Statements

                               INDEX


                                                                            PAGE

Independent Auditors' Report................................................F-1

Financial Statements:


       Statements of Operations and Comprehensive Income for the Years Ended
          December 31, 2000, 1999 and 1998..................................F-2

       Statements of Financial Position
          December 31, 2000 and 1999........................................F-3

       Statements of Shareholder's Equity for the Years Ended
          December 31, 2000, 1999 and 1998..................................F-4

       Statements of Cash Flows for the Years Ended
          December 31, 2000, 1999 and 1998..................................F-5

       Notes to Financial Statements........................................F-6

       Schedule IV - Reinsurance for the Years Ended
          December 31, 2000, 1999 and 1998..................................F-17




                                 33 PROSPECTUS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of
Glenbrook Life and Annuity Company:
--------------------------------------------------------------------------------

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2000 and 1999, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2000. Our audits also included Schedule IV--Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2001

                       GLENBROOK LIFE AND ANNUITY COMPANY
               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
REVENUES
  Net investment income.....................................  $10,808    $ 6,579     $6,231
  Realized capital gains and losses.........................      419        312         (5)
                                                              -------    -------     ------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE............   11,227      6,891      6,226
INCOME TAX EXPENSE..........................................    3,925      2,382      2,182
                                                              -------    -------     ------
NET INCOME..................................................    7,302      4,509      4,044
                                                              -------    -------     ------
OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.........    3,603     (5,286)     1,315
                                                              -------    -------     ------
COMPREHENSIVE INCOME (LOSS).................................  $10,905    $  (777)    $5,359
                                                              =======    =======     ======

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
                                                              ($ IN THOUSANDS, EXCEPT PAR
                                                                      VALUE DATA)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $139,819 and $94,173)....................................   $  144,127     $   92,937
  Short-term................................................        3,085         53,063
                                                               ----------     ----------
  Total investments.........................................      147,212        146,000
Cash........................................................       13,500              9
Reinsurance recoverable from Allstate Life Insurance
  Company, net..............................................    4,702,940      4,144,165
Deferred income taxes.......................................           --            293
Other assets................................................        3,391          2,706
Separate Accounts...........................................    1,740,328      1,541,756
                                                               ----------     ----------
      TOTAL ASSETS..........................................   $6,607,371     $5,834,929
                                                               ==========     ==========
LIABILITIES
Reserve for life-contingent contract benefits...............   $    6,094     $      800
Contractholder funds........................................    4,696,846      4,143,365
Current income taxes payable................................        3,729          2,360
Deferred income taxes.......................................        1,842             --
Payable to affiliates, net..................................        5,101          4,122
Separate Accounts...........................................    1,740,328      1,541,756
                                                               ----------     ----------
      TOTAL LIABILITIES.....................................    6,453,940      5,692,403
                                                               ----------     ----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 7)

SHAREHOLDER'S EQUITY
Common stock, $500 par value, 10,000 shares authorized,
  5,000 shares issued and outstanding.......................        2,500          2,500
Additional capital paid-in..................................      119,241        119,241
Retained income.............................................       28,890         21,588
Accumulated other comprehensive income (loss):
  Unrealized net capital gains (losses).....................        2,800           (803)
                                                               ----------     ----------
      Total accumulated other comprehensive income (loss)...        2,800           (803)
                                                               ----------     ----------
      TOTAL SHAREHOLDER'S EQUITY............................      153,431        142,526
                                                               ----------     ----------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............   $6,607,371     $5,834,929
                                                               ==========     ==========

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
COMMON STOCK
Balance, beginning of year..................................  $  2,500   $  2,100   $ 2,100
Issuance of new shares of stock.............................        --        400        --
                                                              --------   --------   -------
Balance, end of year........................................     2,500      2,500     2,100
                                                              --------   --------   -------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year..................................  $119,241   $ 69,641   $69,641
Capital contribution........................................        --     49,600        --
                                                              --------   --------   -------
Balance, end of year........................................   119,241    119,241    69,641
                                                              --------   --------   -------
RETAINED INCOME
Balance, beginning of year..................................  $ 21,588   $ 17,079   $13,035
Net income..................................................     7,302      4,509     4,044
                                                              --------   --------   -------
Balance, end of year........................................    28,890     21,588    17,079
                                                              --------   --------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year..................................  $   (803)  $  4,483   $ 3,168
Change in unrealized net capital gains and losses...........     3,603     (5,286)    1,315
                                                              --------   --------   -------
Balance, end of year........................................     2,800       (803)    4,483
                                                              --------   --------   -------
    Total shareholder's equity..............................  $153,431   $142,526   $93,303
                                                              ========   ========   =======

                       See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  7,302   $  4,509   $  4,044
Adjustments to reconcile net income to net cash provided by
 operating activities
    Amortization and other non-cash items...................      (468)       (65)       (24)
    Realized capital gains and losses.......................      (419)      (312)         5
    Changes in:
      Income taxes payable..................................     1,563        235      1,590
      Other operating assets and liabilities................       254        264        915
                                                              --------   --------   --------
    Net cash provided by operating activities...............     8,232      4,631      6,530
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
  Proceeds from sales.......................................    20,682      9,049      1,966
  Investment collections....................................     3,163      4,945      7,123
  Investment purchases......................................   (68,967)   (20,328)   (15,250)
Change in short-term investments, net.......................    50,381    (48,288)      (369)
                                                              --------   --------   --------
    Net cash provided by (used in) investing activities.....     5,259    (54,622)    (6,530)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock......................        --        400         --
Capital contribution........................................        --     49,600         --
                                                              --------   --------   --------
    Net cash provided by financing activities...............        --     50,000         --
                                                              --------   --------   --------
NET INCREASE IN CASH........................................    13,491          9         --
CASH AT BEGINNING OF YEAR...................................         9         --         --
                                                              --------   --------   --------
CASH AT END OF YEAR.........................................  $ 13,500   $      9   $     --
                                                              ========   ========   ========

                       See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY
NOTES TO FINANCIAL STATEMENTS
($ IN THOUSANDS)
-------------------------------------------------------------------

1.  GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

NATURE OF OPERATIONS
The Company markets investment and life insurance products through banks and securities firms. Investment products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. Life insurance consists of interest-sensitive life and variable life insurance. In 2000, substantially all of the Company's statutory premiums and deposits were from annuities.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products, that are used to address a customer's estate planning needs, may be impacted to the extent any legislative changes occur to the current estate tax laws.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by: (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control or other factors of these non-affiliated entities with which the Company has alliances could negatively impact the Company's sales.

The Company is authorized to sell investment and life products in all states except New York, as well as in the District of Columbia. The top geographic locations for statutory premiums and deposits for the Company were California, Pennsylvania, Florida, New Jersey, Illinois, Texas and Michigan for the year ended December 31, 2000. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded to ALIC under reinsurance agreements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in Realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby all contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC (see Note 3). Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

Crediting rates for fixed rate and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Variable annuity and variable life contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuities and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. As described earlier, revenues to the Company from the Separate Accounts are recorded as contract charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to certain variable annuity contract guarantees, is computed on the basis of assumptions as to future investment yields, mortality, terminations and expenses. These assumptions include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of contracts that include an investment component, including interest-sensitive life policies and certain other investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges, and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in
Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby all contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements.

The following table summarizes amounts that were ceded to ALIC under reinsurance agreements.

                                   Year Ended December 31,
                                  2000       1999       1998
                                --------   --------   --------
Contract charges                $ 37,965   $ 27,175   $ 19,009
Credited interest, policy
 benefits, and certain
 expenses                        331,220    253,945    218,008

BUSINESS OPERATIONS
The Company utilizes services performed by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $48,553, $26,555 and $15,949 in 2000, 1999 and 1998, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4.  INVESTMENTS
FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                           Gross
                                        Unrealized
                        Amortized   -------------------     Fair
 At December 31, 2000     Cost       Gains      Losses     Value
----------------------  ---------   --------   --------   --------
U.S. government and
  agencies              $ 13,210     $2,376    $    --    $ 15,586
Municipal                  1,656         24        (38)      1,642
Corporate                 82,269      2,092     (1,167)     83,194
Mortgage-backed
  securities              42,684      1,081        (60)     43,705
                        --------     ------    -------    --------
  Total fixed income
   securities           $139,819     $5,573    $(1,265)   $144,127
                        ========     ======    =======    ========
At December 31, 1999
U.S. government and
  agencies              $ 24,274     $1,260    $    --    $ 25,534
Municipal                  1,656         --       (112)      1,544
Corporate                 49,255          9     (2,022)     47,242
Mortgage-backed
  securities              18,988         96       (467)     18,617
                        --------     ------    -------    --------
  Total fixed income
   securities           $ 94,173     $1,365    $(2,601)   $ 92,937
                        ========     ======    =======    ========

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 2000:

                                          Amortized     Fair
                                            Cost       Value
                                          ---------   --------
Due after one year through five years     $ 41,889    $ 42,368
Due after five years through ten years      43,676      44,318
Due after ten years                         11,570      13,736
                                          --------    --------
                                            97,135     100,422
Mortgage-backed securities                  42,684      43,705
                                          --------    --------
  Total                                   $139,819    $144,127
                                          ========    ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME

      Year Ended December 31,          2000       1999       1998
      -----------------------        --------   --------   --------
Fixed income securities              $10,317     $6,458     $6,151
Short-term investments                   587        230        183
                                     -------     ------     ------
  Investment income, before expense   10,904      6,688      6,334
  Investment expense                      96        109        103
                                     -------     ------     ------
  Net investment income              $10,808     $6,579     $6,231
                                     =======     ======     ======

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

        Year Ended December 31,             2000       1999       1998
        -----------------------           --------   --------   --------
Fixed income securities                    $ 419      $ 312       $(5)
                                           -----      -----       ---
  Realized capital gains and losses          419        312        (5)
  Income taxes                              (147)      (109)        2
                                           -----      -----       ---
  Realized capital gains and losses,
   after tax                               $ 272      $ 203       $(3)
                                           =====      =====       ===

Excluding calls and prepayments, gross gains of $807 and $370 were realized on sales of fixed income securities during 2000 and 1999, and gross losses of $388, $58 and $5 were realized on sales of fixed income securities during 2000, 1999 and 1998, respectively. There were no gross gains realized on sales of fixed income securities during 1998.

UNREALIZED NET CAPITAL GAINS
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 2000 are as follows:

                                                     Gross
                                                  Unrealized
                       Amortized     Fair     -------------------   Unrealized
                         Cost       Value      Gains      Losses    Net Gains
                       ---------   --------   --------   --------   ----------
Fixed income
 securities            $139,819    $144,127    $5,573    $(1,265)    $ 4,308
                       ========    ========    ======    =======
Deferred income taxes                                                 (1,508)
                                                                     -------
Unrealized net
 capital gains                                                       $ 2,800
                                                                     =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

      Year Ended December 31,          2000       1999       1998
      -----------------------        --------   --------   --------
Fixed income securities              $ 5,544    $(8,134)    $2,024
Deferred income taxes                 (1,941)     2,848       (709)
                                     -------    -------     ------
Increase (decrease) in unrealized
 net capital gains (losses)          $ 3,603    $(5,286)    $1,315
                                     =======    =======     ======

SECURITIES ON DEPOSIT
At December 31, 2000, fixed income securities with a carrying value of $11,044 were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS
In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable and deferred income taxes) and liabilities (including interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                2000                      1999
                       -----------------------   -----------------------
                        Carrying       Fair       Carrying       Fair
                         Value        Value        Value        Value
                       ----------   ----------   ----------   ----------
Fixed income
 securities            $  144,127   $  144,127   $   92,937   $   92,937
Short-term
 investments                3,085        3,085       53,063       53,063
Separate Accounts       1,740,328    1,740,328    1,541,756    1,541,756

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                2000                      1999
                       -----------------------   -----------------------
                        Carrying       Fair       Carrying       Fair
                         Value        Value        Value        Value
                       ----------   ----------   ----------   ----------
Contractholder funds
 on investment
 contracts             $4,694,695   $4,467,866   $4,156,964   $3,924,117
Separate Accounts       1,740,328    1,740,328    1,541,756    1,541,756

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

6. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS Reserves for life-contingent contract benefits represent death-benefit guarantees which exist on variable annuity products. The reserves are calculated assuming the expected payout in any year approximates the average payout over time.

At December 31, Contractholder funds consists of the following:


                                           2000         1999
                                        ----------   ----------
Interest-sensitive life                 $   27,997   $    9,503
Fixed annuities:
  Immediate annuities                       20,577       17,856
  Deferred annuities                     4,648,272    4,116,006
                                        ----------   ----------
  Total Contractholder funds            $4,696,846   $4,143,365
                                        ==========   ==========


Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.2% to 7.1% for interest-sensitive life contracts; 3.5% to 7.3% for immediate annuities and 0.0% to 12.0% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 2% of deferred annuities are subject to a market value adjustment.

7.  COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

In the normal course of its business, the Company is involved in pending or threatened litigation and regulatory actions in which claims for monetary damages are asserted. At this time, based on their present status, it is the opinion of management, that the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds are immaterial and are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

8.  INCOME TAXES
For 1996, the Company filed a separate federal income tax return. Beginning in 1997, the Company joined the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company has also entered into a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and detriments related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and , with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustment that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                 2000       1999
                                               --------   --------
Deferred assets
Unrealized net capital losses                  $    --     $ 433
                                               -------     -----
  Total deferred assets                             --       433

Deferred liabilities
Unrealized net capital gains                    (1,508)       --
Difference in tax bases of investments            (334)     (140)
                                               -------     -----
  Total deferred liabilities                    (1,842)     (140)
                                               -------     -----
  Net deferred (liability) asset               $(1,842)    $ 293
                                               =======     =====

Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized based on the assumptions that certain levels of income will be achieved.

The components of income tax expense for the year ended December 31, are as follows:

                                        2000       1999       1998
                                      --------   --------   --------
Current                                $3,730     $2,326     $2,164
Deferred                                  195         56         18
                                       ------     ------     ------
  Total income tax expense             $3,925     $2,382     $2,182
                                       ======     ======     ======

The Company paid income taxes of $2,361, $2,148 and $592 in 2000, 1999 and 1998, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                         2000       1999       1998
                                       --------   --------   --------
Statutory federal income tax rate       35.0%      35.0%      35.0%
Other                                     --       (0.4)        --
                                        ----       ----       ----
Effective income tax rate               35.0%      34.6%      35.0%
                                        ====       ====       ====

9.  STATUTORY FINANCIAL INFORMATION
The Company's statutory capital and surplus was $147,081 and $141,362 at December 31, 2000 and 1999, respectively. The Company's statutory net income was $6,597, $4,179 and $4,698 for the years ended December 31, 2000, 1999 and 1998, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC has approved a January 1, 2001 implementation date for newly developed statutory accounting principles ("codification"). The Company's state of domicile, Arizona, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements will not have a material impact on the statutory surplus of the Company. The NAIC has installed a formal maintenance process to develop and propose new guidance, as well as on-going clarification and interpretation of issues. The impact of any future changes will be recorded as they are approved by the NAIC.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2001 without prior approval of the Arizona Department of Insurance is $6,597.

RISK-BASED CAPITAL

The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The standard is based on a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 2000, RBC for the Company was significantly above levels that would require regulatory action.

10.  OTHER COMPREHENSIVE INCOME
The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                           2000                              1999                              1998
                              -------------------------------   -------------------------------   -------------------------------
                               PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX
                              --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
Unrealized capital gains and
  losses:
----------------------------
Unrealized holding gains
  (losses) arising during
  the period                   $5,752    $(2,014)    $3,738     $(7,822)    $2,739     $(5,083)    $2,019     $(707)     $1,312
Less: reclassification
  adjustments                     208        (73)       135         312       (109)        203         (5)        2          (3)
                               ------    -------     ------     -------     ------     -------     ------     -----      ------
Unrealized net capital gains
  (losses)                      5,544     (1,941)     3,603      (8,134)     2,848      (5,286)     2,024      (709)      1,315
                               ------    -------     ------     -------     ------     -------     ------     -----      ------
Other comprehensive income
  (loss)                       $5,544    $(1,941)    $3,603     $(8,134)    $2,848     $(5,286)    $2,024     $(709)     $1,315
                               ======    =======     ======     =======     ======     =======     ======     =====      ======

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)

                                                               GROSS                  NET
                                                               AMOUNT     CEDED      AMOUNT
                                                              --------   --------   --------
YEAR ENDED DECEMBER 31, 2000
Life insurance in force.....................................  $65,852    $65,852    $    --
                                                              =======    =======    =======
Premiums and contract charges:
  Life and annuities........................................  $37,965    $37,965    $    --
                                                              =======    =======    =======

                                                               GROSS                  NET
                                                               AMOUNT     CEDED      AMOUNT
                                                              --------   --------   --------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force.....................................  $23,586    $23,586    $    --
                                                              =======    =======    =======
Premiums and contract charges:
  Life and annuities........................................  $27,175    $27,175    $    --
                                                              =======    =======    =======

                                                               GROSS                  NET
                                                               AMOUNT     CEDED      AMOUNT
                                                              --------   --------   --------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force.....................................  $12,056    $12,056    $    --
                                                              =======    =======    =======
Premiums and contract charges:
  Life and annuities........................................  $19,009    $19,009    $    --
                                                              =======    =======    =======

-----------------------------------------------------------------
     GLENBROOK LIFE AIM
     VARIABLE LIFE SEPARATE
     ACCOUNT A

     FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000
     AND FOR THE PERIODS ENDED DECEMBER 31, 2000,
     DECEMBER 31, 1999 AND DECEMBER 31, 1998, AND
     INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Glenbrook Life and Annuity Company:

--------------------------------------------------------------------------------

We have audited the accompanying statement of net assets of Glenbrook Life AIM Variable Life Separate Account A (the "Account") as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations and the statements of changes in net assets for each of the periods in the three year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Glenbrook Life AIM Variable Life Separate Account A as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts and the changes in their net assets for each of the periods in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 16, 2001

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 2000

ASSETS
Allocation to Sub-Accounts investing in the AIM Variable
  Insurance Funds:
  AIM V.I. Aggressive Growth, 38,414 shares (cost
   $629,550)................................................  $   561,614
  AIM V.I. Balanced, 84,692 shares (cost $1,101,791)........    1,056,105
  AIM V.I. Blue Chip, 52,625 shares (cost $536,630).........      483,100
  AIM V.I. Capital Appreciation, 33,888 shares (cost
   $1,140,574)..............................................    1,045,114
  AIM V.I. Capital Development, 9,382 shares (cost
   $124,874)................................................      121,875
  AIM V.I. Dent Demographics, 2,447 shares (cost $24,755)...       20,089
  AIM V.I. Diversified Income, 62,734 shares (cost
   $640,764)................................................      594,718
  AIM V.I. Global Utilities, 18,056 shares (cost
   $407,446)................................................      382,072
  AIM V.I. Government Securities, 16,958 shares (cost
   $187,441)................................................      189,256
  AIM V.I. Growth, 60,281 shares (cost $1,834,198)..........    1,496,163
  AIM V.I. Growth and Income, 42,302 shares (cost
   $1,234,379)..............................................    1,107,884
  AIM V.I. High Yield, 11,059 shares (cost $88,853).........       70,338
  AIM V.I. International Equity, 18,430 shares (cost
   $436,121)................................................      370,806
  AIM V.I. Money Market, 1,335,238 shares (cost
   $1,335,238)..............................................    1,335,238
  AIM V.I. Telecommunications, 481 shares (cost $12,807)....        8,904
  AIM V.I. Value, 84,330 shares (cost $2,549,578)...........    2,303,065
                                                              -----------
    Total Assets............................................   11,146,341
LIABILITIES
Payable to Glenbrook Life and Annuity Company:
  Accrued contract charges..................................        3,297
                                                              -----------
    Net Assets..............................................  $11,143,044
                                                              ===========

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                                AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                          -----------------------------------------------------
                                                          AIM V.I. AGGRESSIVE                         AIM V.I.
                                                                GROWTH           AIM V.I. BALANCED    BLUE CHIP
                                                          -------------------   -------------------   ---------
FOR THE YEARS ENDED DECEMBER 31,                            2000     1999(A)      2000     1999(A)     2000(B)
--------------------------------                          --------   --------   --------   --------   ---------
NET INVESTMENT INCOME (LOSS)
Dividends...............................................  $     --    $   --    $  1,582    $   --    $     95
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk............................    (1,669)       --        (240)       --      (1,049)
                                                          --------    ------    --------    ------    --------
    Net investment income (loss)........................    (1,669)       --       1,342        --        (954)
                                                          --------    ------    --------    ------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales...................................    25,255        --     127,054        --       1,689
  Cost of investments sold..............................    27,960        --     133,235        --       1,816
                                                          --------    ------    --------    ------    --------
    Net realized gains (losses).........................    (2,705)       --      (6,181)       --        (127)
Change in unrealized gains (losses).....................   (67,936)       --     (45,686)       --     (53,530)
                                                          --------    ------    --------    ------    --------
    Net realized and unrealized gains (losses) on
     investments........................................   (70,641)       --     (51,867)       --     (53,657)
                                                          --------    ------    --------    ------    --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......  $(72,310)   $   --    $(50,525)   $   --    $(54,611)
                                                          ========    ======    ========    ======    ========

(a) For the Period Beginning May 3, 1999 and Ended December 31, 1999.

(b) For the Period Beginning June 26, 2000 and Ended December 31, 2000.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                            AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                              ---------------------------------------------------------------------
                                                                                 AIM V.I. CAPITAL     AIM V.I. DENT
                                               AIM V.I. CAPITAL APPRECIATION        DEVELOPMENT       DEMOGRAPHICS
                                              -------------------------------   -------------------   -------------
FOR THE YEARS ENDED DECEMBER 31,                2000        1999       1998       2000     1999(A)       2000(B)
--------------------------------              ---------   --------   --------   --------   --------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends...................................  $  27,216   $ 6,013    $ 2,293    $    --     $   --       $    --
Charges from Glenbrook Life and Annuity
 Company:
  Mortality and expense risk................     (6,222)   (1,307)      (278)      (370)        --           (69)
                                              ---------   -------    -------    -------     ------       -------
    Net investment income (loss)............     20,994     4,706      2,015       (370)        --           (69)
                                              ---------   -------    -------    -------     ------       -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales.......................     43,278     2,905     18,802     10,472         --           140
  Cost of investments sold..................     39,716     2,698     19,074     10,699         --           148
                                              ---------   -------    -------    -------     ------       -------
    Net realized gains (losses).............      3,562       207       (272)      (227)        --            (8)
Change in unrealized gains (losses).........   (178,212)   75,794      6,958     (2,999)        --        (4,666)
                                              ---------   -------    -------    -------     ------       -------
    Net realized and unrealized gains
     (losses) on investments................   (174,650)   76,001      6,686     (3,226)        --        (4,674)
                                              ---------   -------    -------    -------     ------       -------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.................................  $(153,656)  $80,707    $ 8,701    $(3,596)    $   --       $(4,743)
                                              =========   =======    =======    =======     ======       =======

(a) For the Period Beginning May 3, 1999 and Ended December 31, 1999.

(b) For the Period Beginning June 26, 2000 and Ended December 31, 2000.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                             AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                  ---------------------------------------------------------------
                                                   AIM V.I. DIVERSIFIED INCOME       AIM V.I. GLOBAL UTILITIES
                                                  ------------------------------   ------------------------------
FOR THE YEARS ENDED DECEMBER 31,                    2000       1999       1998       2000       1999       1998
--------------------------------                  --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends.......................................  $ 37,159   $ 16,724   $ 2,431    $ 18,359    $  437     $   37
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk....................    (3,018)    (1,647)     (203)     (1,321)     (159)        (3)
                                                  --------   --------   -------    --------    ------     ------
    Net investment income (loss)................    34,141     15,077     2,228      17,038       278         34
                                                  --------   --------   -------    --------    ------     ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales...........................    73,022     49,111       561      13,342       394      3,492
  Cost of investments sold......................    78,211     49,408       525      13,645       362      3,455
                                                  --------   --------   -------    --------    ------     ------
    Net realized gains (losses).................    (5,189)      (297)       36        (303)       32         37
Change in unrealized gains (losses).............   (26,884)   (16,900)   (2,262)    (31,896)    6,432         90
                                                  --------   --------   -------    --------    ------     ------
    Net realized and unrealized gains (losses)
     on investments.............................   (32,073)   (17,197)   (2,226)    (32,199)    6,464        127
                                                  --------   --------   -------    --------    ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................  $  2,068   $ (2,120)  $     2    $(15,161)   $6,742     $  161
                                                  ========   ========   =======    ========    ======     ======

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                              AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                   ----------------------------------------------------------------
                                                        AIM V.I. GOVERNMENT
                                                             SECURITIES                     AIM V.I. GROWTH
                                                   ------------------------------   -------------------------------
FOR THE YEARS ENDED DECEMBER 31,                     2000       1999       1998       2000        1999       1998
--------------------------------                   --------   --------   --------   ---------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends........................................   $6,529    $   489     $1,776    $  49,631   $18,475    $ 6,582
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk.....................     (833)      (602)      (391)      (9,821)   (2,218)      (304)
                                                    ------    -------     ------    ---------   -------    -------
    Net investment income (loss).................    5,696       (113)     1,385       39,810    16,257      6,278
                                                    ------    -------     ------    ---------   -------    -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales............................    1,992      1,705      3,175      133,791    34,839      8,426
  Cost of investments sold.......................    1,968      1,679      1,006      143,146    31,729      7,815
                                                    ------    -------     ------    ---------   -------    -------
    Net realized gains (losses)..................       24         26      2,169       (9,355)    3,110        611
Change in unrealized gains (losses)..............    3,256     (3,355)     1,914     (426,437)   79,097      9,305
                                                    ------    -------     ------    ---------   -------    -------
    Net realized and unrealized gains (losses) on
     investments.................................    3,280     (3,329)     4,083     (435,792)   82,207      9,916
                                                    ------    -------     ------    ---------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................   $8,976    $(3,442)    $5,468    $(395,982)  $98,464    $16,194
                                                    ======    =======     ======    =========   =======    =======

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                               AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                         -----------------------------------------------------
                                                           AIM V.I. GROWTH AND INCOME      AIM V.I. HIGH YIELD
                                                         -------------------------------   -------------------
FOR THE YEARS ENDED DECEMBER 31,                           2000        1999       1998       2000     1999(A)
--------------------------------                         ---------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends..............................................  $  31,032   $ 2,018    $ 2,340    $  9,067   $    --
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk...........................     (4,943)   (1,801)      (681)       (174)       --
                                                         ---------   -------    -------    --------   -------
    Net investment income (loss).......................     26,089       217      1,659       8,893        --
                                                         ---------   -------    -------    --------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales..................................    137,189     4,729      9,037       2,438        --
  Cost of investments sold.............................    120,243     3,863      8,770       2,479        --
                                                         ---------   -------    -------    --------   -------
    Net realized gains (losses)........................     16,946       866        267         (41)       --
Change in unrealized gains (losses)....................   (208,195)   60,418     21,282     (18,515)       --
                                                         ---------   -------    -------    --------   -------
    Net realized and unrealized gains (losses) on
     investments.......................................   (191,249)   61,284     21,549     (18,556)       --
                                                         ---------   -------    -------    --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......  $(165,160)  $61,501    $23,208    $ (9,663)  $    --
                                                         =========   =======    =======    ========   =======

(a) For the Period Beginning May 3, 1999 and Ended December 31, 1999.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                             STATEMENTS OF OPERATIONS

                                                          AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                              -----------------------------------------------------------------
                                              AIM V.I. INTERNATIONAL EQUITY         AIM V.I. MONEY MARKET
                                              ------------------------------   --------------------------------
FOR THE YEARS ENDED DECEMBER 31,                2000       1999       1998        2000        1999       1998
--------------------------------              --------   --------   --------   ----------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends...................................  $ 22,219   $ 2,558    $   251    $   18,051   $   681    $    345
Charges from Glenbrook Life and Annuity
 Company:
  Mortality and expense risk................    (1,759)     (339)      (179)       (2,701)     (493)       (222)
                                              --------   -------    -------    ----------   -------    --------
    Net investment income (loss)............    20,460     2,219         72        15,350       188         123
                                              --------   -------    -------    ----------   -------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) from sales of
 investments:
  Proceeds from sales.......................    18,431       898        526     1,508,205    99,194     191,705
  Cost of investments sold..................    18,691       880        502     1,508,205    99,194     191,705
                                              --------   -------    -------    ----------   -------    --------
    Net realized gains (losses).............      (260)       18         24            --        --          --
Change in unrealized gains (losses).........   (85,341)   21,065     (1,039)           --        --          --
                                              --------   -------    -------    ----------   -------    --------
    Net realized and unrealized gains
     (losses) on investments................   (85,601)   21,083     (1,015)           --        --          --
                                              --------   -------    -------    ----------   -------    --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.................................  $(65,141)  $23,302    $  (943)   $   15,350   $   188    $    123
                                              ========   =======    =======    ==========   =======    ========

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                              AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                         ----------------------------------------------------
                                                              AIM V.I.
                                                         TELECOMMUNICATIONS           AIM V.I. VALUE
                                                         ------------------   -------------------------------
FOR THE YEARS ENDED DECEMBER 31,                              2000(B)           2000        1999       1998
--------------------------------                              -------         ---------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends..............................................       $   862         $  97,393   $ 13,835   $ 6,927
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk...........................           (27)          (13,291)    (3,953)     (377)
                                                              -------         ---------   --------   -------
    Net investment income (loss).......................           835            84,102      9,882     6,550
                                                              -------         ---------   --------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales..................................            54           248,390     38,322    36,176
  Cost of investments sold.............................            62           254,819     35,246    35,513
                                                              -------         ---------   --------   -------
    Net realized gains (losses)........................            (8)           (6,429)     3,076       663
Change in unrealized gains (losses)....................        (3,903)         (380,763)   120,054    14,196
                                                              -------         ---------   --------   -------
    Net realized and unrealized gains (losses) on
     investments.......................................        (3,911)         (387,192)   123,130    14,859
                                                              -------         ---------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......       $(3,076)        $(303,090)  $133,012   $21,409
                                                              =======         =========   ========   =======

(b) For the Period Beginning June 26, 2000 and Ended December 31, 2000.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                      -------------------------------------------------------
                                                      AIM V.I. AGGRESSIVE                           AIM V.I.
                                                            GROWTH            AIM V.I. BALANCED     BLUE CHIP
                                                      -------------------   ---------------------   ---------
FOR THE YEARS ENDED DECEMBER 31,                        2000     1999(A)       2000      1999(A)     2000(B)
--------------------------------                      --------   --------   ----------   --------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)........................  $ (1,669)  $    --    $    1,342   $    --    $   (954)
Net realized gains (losses).........................    (2,705)       --        (6,181)       --        (127)
Change in unrealized gains (losses).................   (67,936)       --       (45,686)       --     (53,530)
                                                      --------   -------    ----------   -------    --------
Increase (decrease) in net assets from operations...   (72,310)       --       (50,525)       --     (54,611)
                                                      --------   -------    ----------   -------    --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits............................................        --        --            --        --          --
Benefit payments....................................        --        --            --        --          --
Payments on termination.............................        --        --            --        --          --
Contract administration charge......................    (1,983)       --        (2,593)       --      (1,082)
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................   635,741        --     1,108,911        --     538,650
                                                      --------   -------    ----------   -------    --------
Increase (decrease) in net assets from capital
 transactions.......................................   633,758        --     1,106,318        --     537,568
                                                      --------   -------    ----------   -------    --------
INCREASE (DECREASE) IN NET ASSETS...................   561,448        --     1,055,793        --     482,957

NET ASSETS AT BEGINNING OF PERIOD...................        --        --            --        --          --
                                                      --------   -------    ----------   -------    --------
NET ASSETS AT END OF PERIOD.........................  $561,448   $    --    $1,055,793   $    --    $482,957
                                                      ========   =======    ==========   =======    ========

(a) For the Period Beginning May 3, 1999 and Ended December 31, 1999.

(b) For the Period Beginning June 26, 2000 and Ended December 31, 2000.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                        AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                          ----------------------------------------------------------------------
                                                                              AIM V.I. CAPITAL     AIM V.I. DENT
                                           AIM V.I. CAPITAL APPRECIATION         DEVELOPMENT       DEMOGRAPHICS
                                          --------------------------------   -------------------   -------------
FOR THE YEARS ENDED DECEMBER 31,             2000        1999       1998       2000     1999(A)       2000(B)
--------------------------------          ----------   --------   --------   --------   --------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............  $   20,994   $  4,706   $ 2,015    $   (370)  $    --       $   (69)
Net realized gains (losses).............       3,562        207      (272)       (227)       --            (8)
Change in unrealized gains (losses).....    (178,212)    75,794     6,958      (2,999)       --        (4,666)
                                          ----------   --------   -------    --------   -------       -------
Increase (decrease) in net assets from
 operations.............................    (153,656)    80,707     8,701      (3,596)       --        (4,743)
                                          ----------   --------   -------    --------   -------       -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL TRANSACTIONS
Deposits................................          --         --        --         260        --            --
Benefit payments........................          --         --        --          --        --            --
Payments on termination.................      (8,369)        --        --          --        --            --
Contract administration charge..........      (8,654)    (2,118)     (570)       (436)       --           (80)
Transfers among the sub-accounts and
 with the Fixed Account--net............     876,990    174,001    77,773     125,611        --        24,906
                                          ----------   --------   -------    --------   -------       -------
Increase (decrease) in net assets from
 capital transactions...................     859,967    171,883    77,203     125,435        --        24,826
                                          ----------   --------   -------    --------   -------       -------
INCREASE (DECREASE) IN NET ASSETS.......     706,311    252,590    85,904     121,839        --        20,083

NET ASSETS AT BEGINNING OF PERIOD.......     338,494     85,904        --          --        --            --
                                          ----------   --------   -------    --------   -------       -------
NET ASSETS AT END OF PERIOD.............  $1,044,805   $338,494   $85,904    $121,839        --       $20,083
                                          ==========   ========   =======    ========   =======       =======

(a) For the Period Beginning May 3, 1999 and Ended December 31, 1999.

(b) For the Period Beginning June 26, 2000 and Ended December 31, 2000.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                           AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                ---------------------------------------------------------------
                                                 AIM V.I. DIVERSIFIED INCOME       AIM V.I. GLOBAL UTILITIES
                                                ------------------------------   ------------------------------
FOR THE YEARS ENDED DECEMBER 31,                  2000       1999       1998       2000       1999       1998
--------------------------------                --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)..................  $ 34,141   $ 15,077   $ 2,228    $ 17,038   $   278     $   34
Net realized gains (losses)...................    (5,189)      (297)       36        (303)       32         37
Change in unrealized gains (losses)...........   (26,884)   (16,900)   (2,262)    (31,896)    6,432         90
                                                --------   --------   -------    --------   -------     ------
Increase (decrease) in net assets from
 operations...................................     2,068     (2,120)        2     (15,161)    6,742        161
                                                --------   --------   -------    --------   -------     ------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits......................................        --     12,500        --          --        --         --
Benefit payments..............................        --         --        --          --        --         --
Payments on termination.......................        --         --        --          --        --         --
Contract administration charge................    (3,743)    (2,669)     (423)     (1,721)     (256)        (3)
Transfers among the sub-accounts and with the
 Fixed Account--net...........................   330,109    220,844    37,974     371,144    19,553      1,500
                                                --------   --------   -------    --------   -------     ------
Increase (decrease) in net assets from capital
 transactions.................................   326,366    230,675    37,551     369,423    19,297      1,497
                                                --------   --------   -------    --------   -------     ------
INCREASE (DECREASE) IN NET ASSETS.............   328,434    228,555    37,553     354,262    26,039      1,658

NET ASSETS AT BEGINNING OF PERIOD.............   266,108     37,553        --      27,697     1,658         --
                                                --------   --------   -------    --------   -------     ------
NET ASSETS AT END OF PERIOD...................  $594,542   $266,108   $37,553    $381,959   $27,697     $1,658
                                                ========   ========   =======    ========   =======     ======

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                            -----------------------------------------------------------------
                                            AIM V.I. GOVERNMENT SECURITIES           AIM V.I. GROWTH
                                            ------------------------------   --------------------------------
FOR THE YEARS ENDED DECEMBER 31,              2000       1999       1998        2000        1999       1998
--------------------------------            --------   --------   --------   ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)..............  $  5,696   $  (113)   $ 1,385    $   39,810   $ 16,257   $  6,278
Net realized gains (losses)...............        24        26      2,169        (9,355)     3,110        611
Change in unrealized gains (losses).......     3,256    (3,355)     1,914      (426,437)    79,097      9,305
                                            --------   -------    -------    ----------   --------   --------
Increase (decrease) in net assets from
 operations...............................     8,976    (3,442)     5,468      (395,982)    98,464     16,194
                                            --------   -------    -------    ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL TRANSACTIONS
Deposits..................................        --        --         --            --      2,500         --
Benefit payments..........................        --        --         --       (25,502)        --         --
Payments on termination...................        --        --         --        (6,785)        --         --
Contract administration charge............    (1,305)   (1,090)      (851)      (12,568)    (3,447)      (626)
Transfers among the sub-accounts and with
 the Fixed Account--net...................   115,495        --     65,949     1,401,267    332,859     89,347
                                            --------   -------    -------    ----------   --------   --------
Increase (decrease) in net assets from
 capital transactions.....................   114,190    (1,090)    65,098     1,356,412    331,912     88,721
                                            --------   -------    -------    ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS.........   123,166    (4,532)    70,566       960,430    430,376    104,915

NET ASSETS AT BEGINNING OF PERIOD.........    66,034    70,566         --       535,291    104,915         --
                                            --------   -------    -------    ----------   --------   --------
NET ASSETS AT END OF PERIOD...............  $189,200   $66,034    $70,566    $1,495,721   $535,291   $104,915
                                            ========   =======    =======    ==========   ========   ========

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                      ------------------------------------------------------
                                                         AIM V.I. GROWTH AND INCOME      AIM V.I. HIGH YIELD
                                                      --------------------------------   -------------------
FOR THE YEARS ENDED DECEMBER 31,                         2000        1999       1998       2000     1999(A)
--------------------------------                      ----------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)........................  $   26,089   $    217   $  1,659   $ 8,893    $    --
Net realized gains (losses).........................      16,946        866        267       (41)        --
Change in unrealized gains (losses).................    (208,195)    60,418     21,282   (18,515)        --
                                                      ----------   --------   --------   -------    -------
Increase (decrease) in net assets from operations...    (165,160)    61,501     23,208    (9,663)        --
                                                      ----------   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits............................................          --         --         --        --         --
Benefit payments....................................          --         --         --        --         --
Payments on termination.............................          --         --         --        --         --
Contract administration charge......................      (6,774)    (3,044)    (1,422)     (177)        --
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................   1,008,665     38,646    151,936    80,157         --
                                                      ----------   --------   --------   -------    -------
Increase (decrease) in net assets from capital
 transactions.......................................   1,001,891     35,602    150,514    79,980         --
                                                      ----------   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS...................     836,731     97,103    173,722    70,317         --

NET ASSETS AT BEGINNING OF PERIOD...................     270,825    173,722         --        --         --
                                                      ----------   --------   --------   -------    -------
NET ASSETS AT END OF PERIOD.........................  $1,107,556   $270,825   $173,722   $70,317    $    --
                                                      ==========   ========   ========   =======    =======

(a) For the Period Beginning May 3, 1999 and Ended December 31, 1999.

                       See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                        AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                          ---------------------------------------------------------------------
                                          AIM V.I. INTERNATIONAL EQUITY           AIM V.I. MONEY MARKET
                                          ------------------------------   ------------------------------------
FOR THE YEARS ENDED DECEMBER 31,            2000       1999       1998        2000         1999         1998
--------------------------------          --------   --------   --------   ----------   -----------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............  $ 20,460   $ 2,219    $    72    $   15,350   $       188   $     123
Net realized gains (losses).............      (260)       18         24            --            --          --
Change in unrealized gains (losses).....   (85,341)   21,065     (1,039)           --            --          --
                                          --------   -------    -------    ----------   -----------   ---------
Increase (decrease) in net assets from
 operations.............................   (65,141)   23,302       (943)       15,350           188         123
                                          --------   -------    -------    ----------   -----------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL TRANSACTIONS
Deposits................................       259        --         --    10,167,150     1,402,277     589,696
Benefit payments........................        --        --         --            --            --          --
Payments on termination.................        --        --         --            --            --          --
Contract administration charge..........    (2,359)     (615)      (389)       (7,338)         (967)        (64)
Transfers among the sub-accounts and
 with the Fixed Account--net............   360,534    23,076     32,972    (8,881,761)   (1,360,068)   (589,743)
                                          --------   -------    -------    ----------   -----------   ---------
Increase (decrease) in net assets from
 capital transactions...................   358,434    22,461     32,583     1,278,051        41,242        (111)
                                          --------   -------    -------    ----------   -----------   ---------
INCREASE (DECREASE) IN NET ASSETS.......   293,293    45,763     31,640     1,293,401        41,430          12

NET ASSETS AT BEGINNING OF PERIOD.......    77,403    31,640         --        41,442            12          --
                                          --------   -------    -------    ----------   -----------   ---------
NET ASSETS AT END OF PERIOD.............  $370,696   $77,403    $31,640    $1,334,843   $    41,442   $      12
                                          ========   =======    =======    ==========   ===========   =========

See notes to financial statements.

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                       -----------------------------------------------------
                                                            AIM V.I.
                                                       TELECOMMUNICATIONS            AIM V.I. VALUE
                                                       ------------------   --------------------------------
FOR THE YEARS ENDED DECEMBER 31,                            2000(B)            2000        1999       1998
--------------------------------                       ------------------   ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss).........................       $   835         $   84,102   $  9,882   $  6,550
Net realized gains (losses)..........................            (8)            (6,429)     3,076        663
Change in unrealized gains (losses)..................        (3,903)          (380,763)   120,054     14,196
                                                            -------         ----------   --------   --------
Increase (decrease) in net assets from operations....        (3,076)          (303,090)   133,012     21,409
                                                            -------         ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits.............................................            --                 --     40,000         --
Benefit payments.....................................            --            (25,139)        --         --
Payments on termination..............................            --             (9,885)        --         --
Contract administration charge.......................           (31)           (17,607)    (5,964)      (752)
Transfers among the sub-accounts and with the Fixed
 Account--net........................................        12,008          1,785,993    552,928    131,479
                                                            -------         ----------   --------   --------
Increase (decrease) in net assets from capital
 transactions........................................        11,977          1,733,362    586,964    130,727
                                                            -------         ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS....................         8,901          1,430,272    719,976    152,136

NET ASSETS AT BEGINNING OF PERIOD....................            --            872,112    152,136         --
                                                            -------         ----------   --------   --------
NET ASSETS AT END OF PERIOD..........................       $ 8,901         $2,302,384   $872,112   $152,136
                                                            =======         ==========   ========   ========

(b) For the Period Beginning June 26, 2000 and Ended December 31, 2000.

                       See notes to financial statements.

GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

1.  ORGANIZATION
Glenbrook Life AIM Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

Glenbrook Life issues the AIM Lifetime Plus-SM- Variable Life, a modified single premium variable life insurance contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Glenbrook Life contractually guarantees either a minimum return or account value upon death, variable life contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (collectively the "Funds"):

    AIM V.I. Aggressive Growth
    AIM V.I. Balanced
    AIM V.I. Blue Chip
    AIM V.I. Capital Appreciation
    AIM V.I. Capital Development
    AIM V.I. Dent Demographics
    AIM V.I. Diversified Income
    AIM V.I. Global Utilities
    AIM V.I. Government Securities
    AIM V.I. Growth
    Aim V.I. Growth and Income
    AIM V.I. High Yield
    AIM V.I. International Equity
    AIM V.I. Money Market
    AIM V.I. Telecommunications
    AIM V.I. Value

Glenbrook Life provides insurance and administrative services to the contractholders for a fee.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS--Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

INVESTMENT INCOME--Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

REALIZED GAINS AND LOSSES--Realized gains and losses represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis.

FEDERAL INCOME TAXES--The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  EXPENSES

MORTALITY AND EXPENSE RISK CHARGE--Glenbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

CONTRACT ADMINISTRATION CHARGE--

- MONTHLY DEDUCTIONS--Glenbrook Life charges each contractholder monthly for cost of insurance, tax expense and administrative expense. The cost of insurance is determined based upon several variables, including the contractholder's death benefit amount and Account value. Tax expense is charged at an annual rate equal to .40% of the Account value for the first ten contract years. Glenbrook Life deducts a monthly administrative fee of .25% of the Account value.

- ANNUAL MAINTENANCE FEE--Glenbrook Life deducts an annual maintenance fee of $35 on each contract anniversary. This charge will be waived on contracts with aggregate premiums that exceed $50,000.

4. UNITS ISSUED AND REDEEMED
(Units in whole amounts)

                                                                  Unit activity during
                                                                         2000:
                                                                 ----------------------                           Accumulation
                                            Units Outstanding      Units       Units      Units Outstanding        Unit Value
                                            December 31, 1999     Issued      Redeemed    December 31, 2000    December 31, 2000
                                            ------------------   ---------   ----------   ------------------   ------------------
Investments in the Aim Variable Insurance
 Funds Sub-Accounts:
  AIM V.I. Aggressive Growth                          --            69,671     (12,089)         57,582               $ 9.75
  AIM V.I. Balanced                                   --           148,546     (37,589)        110,957                 9.52
  AIM V.I. Blue Chip                                  --            54,539        (117)         54,422                 8.87
  AIM V.I. Capital Appreciation                   21,173            66,706     (13,841)         74,038                14.11
  AIM V.I. Capital Development                        --            14,422      (2,855)         11,567                10.53
  AIM V.I. Dent Demographics                          --             2,539          (8)          2,531                 7.94
  AIM V.I. Diversified Income                     26,297            55,294     (22,700)         58,891                10.10
  AIM V.I. Global Utilities                        1,703            24,549      (1,990)         24,262                15.74
  AIM V.I. Government Securities                   6,227            12,063      (1,937)         16,353                11.57
  AIM V.I. Growth                                 30,102           100,205     (23,539)        106,768                14.01
  AIM V.I. Growth and Income                      16,193            77,004     (14,973)         78,224                14.16
  AIM V.I. High Yield                                 --            10,409      (1,567)          8,842                 7.95
  AIM V.I. International Equity                    4,455            34,763      (9,957)         29,261                12.67
  AIM V.I. Money Market                            3,810         1,272,341   (1,159,145)       117,006                11.41
  AIM V.I. Telecommunications                         --               440          (1)            439                20.30
  AIM V.I. Value                                  51,970           146,187     (35,919)        162,238                14.19